As filed with the Securities and Exchange Commission on April 29, 2022

Registration Nos.     333-239738

811-04328

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 50	☒

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE

(SEPARATE ACCOUNT B)

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row,

Hartford, Connecticut 06103

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

The Corporation Trust Company (CT Corp)

1209 N Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis	Dodie C. Kent, Esq.
Vice President, General Counsel, Secretary	Partner
Nassau Life Insurance Company	Eversheds Sutherland (US) LLP
One American Row	1114 Avenue of the Americas, 40th Floor
P. O. Box 5056, Hartford, CT 06102	New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2022 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ISP CHOICE

A Level Premium Variable Life Insurance Policy with two premium payment period options

ISPC-15 & ISPC-WL

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061 Phone Number:

1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B.

This prospectus describes an individual Level Premium Variable Life Policy (the “Policy”) that is offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”; “You” and “Your” refer to a prospective or existing owner of a Policy) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or “Separate Account”). The Policy is no longer available for new sales, but owners of outstanding Policies may continue to make premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. The premiums under this Policy may be invested in Subaccounts of Separate Account B that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under The Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be invested in Our Fixed Account.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2022.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first fifteen Policy Years, a surrender charge will apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to 5.0% of the Policy face amount.

For example, for a Policy with a $100,000 face amount, the maximum full surrender charge would be $5,000.

Fee Tables Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   A Face Amount Charge may be deducted from each premium payment.

•   A Policy Charge is deducted from each premium payment.

•   There is an increase to the premium charge, the annual Policy Charge and the Face Amount Charge if You elect to pay premiums on other than an annual basis.

•   A Transfer Fee on the 5th or 6th transfer in a Policy Year.

•   We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

•   An additional charge is deducted from each premium payment if you own an optional insurance benefit.

Fee Tables Fees, Charges and Expenses

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if you take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Fee Tables Fees, Charges and Expenses Appendix A: Funds Available Under the Policy
	ANNUAL FEE	MIN.	MAX.
	Investment options (Fund fees and expenses)*	0.20%	0.96%
* As a percentage of fund assets. The fees of the funds are as of 12/31/21, and such fees can vary over time
RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Partial surrenders are only allowed on Policy Anniversaries.

•   We may apply a surrender charge with respect to any surrender You make from the Policy.

•   A surrender may also reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy Fees, Charges and Expenses

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RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy The Fixed Account Appendix A: Funds Available Under the Policy
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy Nassau Life Insurance Company
Contract Lapse

Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.

Principal Risks of Investing in the Policy Default and Options on Default Reinstatement

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RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your net premiums to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account. The Subaccounts Allocation of Net Premiums to the Investment Options
Optional Benefits	We offer several optional riders under the Policy. The insurance features added by these riders include waiver of premium in the event of total disability, payment of an additional death benefit in the event of accidental death, children’s term life insurance, spouse’s term life insurance, additional fixed term life insurance for various periods and a guaranteed insurability option.	Optional Insurance Riders
TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect. You may select the amount of life insurance that You want, or the amount of premium that You will pay each year, within Company limits and subject to Our approval. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders on each Policy Anniversary and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a

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highly liquid investment. In that regard, surrenders taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Policy for the long-term also would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premium Payment Period Options

Premiums under the Policy are level, meaning that they are due on a regular basis and do not vary in amount. Two premium payment period options are available: 15-year (“ISP CHOICE-15” or “ISPC-15”) and pay-to-age-100 (“ISP CHOICE-Whole Life” or “ISPC-WL”). In the case of ISPC-15, You pay premiums for 15 years; in the case of ISPC-WL, You pay premiums until You reach age 100. An ISPC-15 Policy uses standard underwriting procedures. An ISPC-WL Policy uses standard underwriting procedures if issued with Face Amounts above $150,000, and non-medical underwriting if issued with Face Amounts of $150,000 or less. Your premium will vary depending on the amount of life insurance and the premium payment period elected. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, assuming the same premium, You will obtain more initial coverage by purchasing ISPC-WL and less initial coverage by purchasing ISPC-15.

After the Policy is issued, Your premium payment period cannot be changed by You or Us, and the premium amount cannot be changed by You or Us (except for modal premium payment changes). Failure to make Your premium payments may result in a lapse of the Policy. The net amount of each premium remaining, after deduction of applicable Policy charges, is invested in Our Fixed Account and/or one or more investment Subaccounts in accordance with Your instructions. You may not invest more than 50% of Your net premiums into the Fixed Account.

Death Benefits

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the elected premium payment period. After that, the Policy remains in force for the life of the Insured, unless You choose to surrender Your Policy or You borrow against it to an extent that causes it to lapse.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (known as the “Face Amount”) based upon the investment experience of the Subaccounts You select, and on the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy’s Face Amount (the guaranteed minimum death benefit), reduced by any outstanding Policy loans, accrued loan interest, and due and unpaid premiums.

Investment Choices

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Accumulation Value (see “Accumulation Value”) and Variable Insurance Amount (see “The Variable Insurance Amount”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account.

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You may change Your allocation of future premiums subject to certain limitations. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, or Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each Fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy Cash Value (see “Cash Value”) during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Optional Insurance Benefits

Subject to availability in Your state (see Appendix B), We offer optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. The following benefits may be available to You by rider:

•	Waiver of Premium Rider

•	Accidental Death Rider

•	Children Term Life Insurance Rider

•	Spouse’s Term Life Insurance Rider

•	10 Year Level Term Insurance Rider

•	15 Year Level Term Insurance Rider

•	20 Year Level Term Insurance Rider

•	Guaranteed Insurability Option Rider

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

Policies Issued Prior to January 1, 2020 (Based on 2001 Commissioners’ Standard Ordinary Mortality Table)

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (the Load), inclusive of Policy Charge	Upon each premium payment(2)	9.00% of each premium payment
Maximum Surrender Charge (Per $1,000 Face Amount Surrendered or Partially Surrendered)	Upon full or partial surrender within the first 15 years	Minimum	$1.10
		Maximum	$50.00
		Representative case(3)	$22.32
Transfer Fees(4) (Limit of 6 transfers in any 12-month period)	On 5th and 6th transfer in a Policy Year	$10
Maximum Systematic Transfer Option Transfer Fee and Automated Subaccount Reallocation Transfer Fee	Upon transfer under the Systematic Transfer Option or Automated Subaccount Reallocation Option	$10(5)
Maximum Face Amount Charge (Per $1,000 Face Amount)(6)	Upon each premium payment		ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
		Minimum	$1.25	$0.25	$2.00
		Maximum	$2.75	$1.25	$2.00
		Representative case(3)	$2.75	$1.25	$2.00
Maximum Policy Charge(6)	Upon each premium payment	$95
Modal Premium Charge(7)	Upon each premium payment	Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196

Charge for Optional Rider	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
Waiver of Premium	Upon each premium payment	As % of Total Premium
		Minimum	0.11%	0.87%	0.87%
		Maximum	4.28%	5.46%	5.46%
		Representative case(3)	0.34%	1.68%	1.68%
Accidental Death	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$1.25	$1.00	$1.00
		Maximum	$1.50	$1.25	$1.25
		Representative case(3)	$1.25	$1.00	$1.00

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Charge for Optional Rider	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
Children’s Term Life Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$5.25	Not available
		Maximum	Not available	$5.25	Not available
Spouse’s Term Life Insurance Rider(8)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.62	Not available
		Maximum	Not available	$15.70	Not available
10 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.42	$0.42	Not available
		Maximum	$43.27	$43.27	Not available
		Representative case(3)	$2.70	$2.70	Not available
15 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.44	$0.44	Not available
		Maximum	$21.97	$21.97	Not available
		Representative case(3)	$2.02	$2.02	Not available
20 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.44	Not available
		Maximum	Not available	$67.24	Not available
		Representative case(3)	Not available	$2.82	Not available
Guaranteed Insurability Option Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.32	$0.17	Not available
		Maximum	$5.77	$5.56	Not available
		Representative case(3)	$2.71	$2.54	Not available

(1)

The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2)

The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted.

(3)

The Representative case is based on Our Representative Insured. This is a male, age 35 at the time the Policy is issued, and is in Our Standard Non-tobacco underwriting class. The guaranteed maximum premiums are shown. Rider charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed rider charges applicable to your policy. More detailed information concerning your rider charges is available upon request.

(4)	We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.
(5)	Currently, transfers made under these options are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.
(6)	Values shown reflect annual premium mode. Non-annual premium mode values will reflects modal adjustment factors (See “Premium Payment Mode Adjustment”).
(7)

The Modal Premium Charge is derived by multiplying the matching Modal Premium Percentages by the modal Premium (excluding any extra premium for substandard coverage and optional riders) less modal Premium Charge, Policy Face Amount Charge and Policy Charge. For example, for Our Representative Insured issued with a $50,000 Face Amount ISPC-15 Policy, the Modal Premium Charge is $5.73 if the Policyholder pays the premiums quarterly. This Modal Premium Charge is calculated as the quarterly Modal Premium Charge percentage of 0.024273 multiplied by the quarterly premium (excluding extra premiums) less quarterly Premium Charge, Policy Face Amount Charge and Policy Charge, which is equal to $236.10. If You pay Your premiums annually, the Modal Premium Charge is zero.

(8)	Only the level premium ranges for an initial 20 year period are shown. After the 20 year period, the premiums increase for subsequent level periods of 20 years or less.

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The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)		ISPC-15		ISPC-WL
					Face Amount greater than $150,000	Face Amount less than or equal to $150,000
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)		$0.43 per $1,000 NAR
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risk Charge	Daily	Effective Annual Rate of Your Subaccount Value	Year(s)	ISPC-15	ISPC-WL
					Face Amount greater than $150,000	Face Amount less than or equal to $150,000
			1 to 15	0.50%	0.50%	0.50%
			16 to 20	0.25%	0.50%	0.50%
			21 and beyond	0.25%	0.25%	0.25%
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy loan	2% of the outstanding loan(5)

(1)

Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy’s guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Accumulation Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2)

If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.

(3)

The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-15, and for a female, nonsmoker, age 18 for ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120. The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-15 and ISPC-WL.

(4)

The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and nonstandard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge. Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request.

(5)

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

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Policies Issued On or After January 1, 2020 (Based on 2017 Commissioners’ Standard Ordinary Mortality Table)

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL Face Amount greater than $150,000	ISPC-WL Face Amount less than or equal to $150,000
Maximum Premium Charge Percentage Imposed on Premiums (the Load), inclusive of Policy Charge	Upon each premium payment(2)		9.00% of each premium payment	12.00% of each premium payment	15.00% of each premium payment
Maximum Surrender Charge (Per $1,000 Face Amount Surrendered or Partial Surrendered)	Upon full or partial surrender within the first 15 years	Minimum	$1.07
		Maximum	$50.00
		Representative case(3)	$20.15
Transfer Fees(4) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer		$10
Maximum Systematic Transfer Option Transfer Fee and Automated Subaccount Reallocation Transfer Fee	Upon transfer under the Systematic Transfer Option or Automated Subaccount Reallocation Option		$10(5)
Maximum Face Amount Charge (Per $1,000 Face Amount)(6)	Upon each premium payment	Minimum	$1.50	$0.05	$1.30
		Maximum	$3.75	$2.00	$7.00
		Representative case(3)	$3.00	$1.20	$1.50
Maximum Policy Charge(6)	Upon each premium payment		$95
Modal Premium Charge(7)	Upon each premium payment		Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196
Waiver of Premium	Upon each premium payment	As % of Total Premium
		Minimum	0.11%	0.89%	0.89%
		Maximum	4.30%	5.48%	5.48%
		Representative case(3)	0.34%	1.69%	1.69%
Accidental Death	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$1.25	$1.00	$1.00
		Maximum	$1.50	$1.25	$1.25
		Representative case(3)	$1.25	$1.00	$1.00

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Charge for Optional Riders	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL Face Amount greater than $150,000	ISPC-WL Face Amount less than or equal to $150,000
Children’s Term Life Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$5.25	Not available
		Maximum	Not available	$5.25	Not available
Spouse’s Term Life Insurance Rider(8)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.62	Not available
		Maximum	Not available	$15.70	Not available
10 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.42	$0.42	Not available
		Maximum	$43.27	$43.27	Not available
		Representative case(3)	$2.70	$2.70	Not available
15 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.44	$0.44	Not available
		Maximum	$21.97	$21.97	Not available
		Representative case(3)	$2.02	$2.02	Not available
20 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.44	Not available
		Maximum	Not available	$67.24	Not available
		Representative case(3)	Not available	$2.82	Not available
Guaranteed Insurability Option Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.32	$0.17	Not available
		Maximum	$5.77	$5.56	Not available
		Representative case(3)	$2.71	$2.54	Not available

(1)

The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2)

The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted.

(3)

The Representative case is based on Our Representative Insured. This is a male, age 35 at the time the Policy is issued, and is in Our Standard Non-tobacco underwriting class. The guaranteed maximum premiums are shown. Rider charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed rider charges applicable to your policy. More detailed information concerning your rider charges is available upon request.

(4)	We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.
(5)	Currently, transfers made under these options are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.
(6)	Values shown reflect annual premium mode. Non-annual premium mode values will reflects modal adjustment factors (See “Premium Payment Mode Adjustment”).
(7)

The Modal Premium Charge is derived by multiplying the matching Modal Premium Percentages by the modal Premium (excluding any extra premium for substandard coverage and optional riders) less modal Premium Charge, Policy Face Amount Charge and Policy Charge. For example, for Our Representative Insured issued with a $50,000 Face Amount ISPC-15 Policy, the Modal Premium Charge is $4.89 if the Policyholder pays the premiums quarterly. This Modal Premium Charge is calculated as the quarterly Modal Premium Charge percentage of 0.024273 multiplied by the quarterly premium (excluding extra premiums) less quarterly Premium Charge, Policy Face Amount Charge and Policy Charge, which is equal to $201.62. If You pay Your premiums annually, the Modal Premium Charge is zero.

(8)	Only the level premium ranges for an initial 20 year period are shown. After the 20 year period, the premiums increase for subsequent level periods of 20 years or less.

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The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
			ISPC-15		ISPC-WL Face Amount greater than $150,000	ISPC-WL Face Amount less than or equal to $150,000
Cost of Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)	Minimum(3)	$0.08 per $1,000 of net amount at risk (NAR)		$0.32 per $1,000 NAR
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$0.92 per $1,000 NAR
Mortality and Expense Risk Charge	Daily	Effective Annual Rate of Your Subaccount Value	Year(s)	ISPC-15	ISPC-WL Face Amount greater than $150,000	ISPC-WL Face Amount less than or equal to $150,000
			1 to 15	0.50%	0.50%	0.50%
			16 to 20	0.25%	0.50%	0.50%
			21 and beyond	0.25%	0.25%	0.25%
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy loan	2% of the outstanding loan(5)

(1)

Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy’s guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Accumulation Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2)

If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.

(3)

The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-15, and for a female, nonsmoker, age 18 for ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.

(4)

The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and nonstandard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge. Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request.

(5)

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

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All Policies

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Fund Expenses

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.20%	0.96%

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Portfolio company expenses are as of 12/31/21, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should be purchased only for the long-term. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may only make a partial surrender on a Policy Anniversary and only if you have no outstanding Policy loans. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if you take a loan or partial surrender, there may be a decrease the Policy Cash Value, the guaranteed minimum death benefit (i.e., the Face Amount), the Variable Insurance Amount, the death benefit and the Accumulation Value. The reduction would be in the same proportion as the partial surrender is to the Cash Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

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Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts and the Fixed Account combined are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Policy. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

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NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06103, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B

We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account B from the assets in Our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to

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satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account

The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate of 2%.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Accumulation Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

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The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000018. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy is described as “variable” because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.

The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Accumulation Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured’s insurability.

For ISPC-WL issued with a Face Amount over $150,000 and ISPC-15, We conduct standard underwriting. Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

We conduct non-medical underwriting for ISPC-WL issued with a Face Amount less than or equal to $150,000. Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database. These non-medical underwriting requirements generally result in shorter underwriting time, faster Policy issue, larger premiums and higher Policy charges as a percentage of face amount than ISPC-WL issued using standard underwriting procedures.

We assume a greater mortality risk with ISPC-WL issued with Face Amount less than or equal to $150,000 than the other Policy options due to the non-medical underwriting procedure.

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The mortality risk that We assume is that the Insured will live for a shorter time than We estimated, or the guaranteed minimum death benefit will be payable regardless of the performance of the Funds.

If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS

Premium Payment Period Choice

The Policy premiums are “level” because You pay the same amount each year for the premium payment period. The premium payment period is 15 years for ISPC-15, and until age 100 for ISPC-WL. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us, nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

In determining which payment period option to select (i.e. 15 years or until age 100) You should consider a number of factors, including the amount of coverage that You want. For a given premium amount for any single insured, the amount of coverage available under ISPC-WL is greater than the amount of coverage available under ISPC-15.

The following examples demonstrate premium amount and amount of insurance for the two premium payment period options where the Insured is a standard issue, 35 year old male non-tobacco user. Please note that these examples are based on a male Insured, and that the amounts presented would differ for a female Insured and different underwriting classes.

Policy Issued Prior to January 1, 2020:

Male – Standard Issue Non-Tobacco Age 35	ISPC-15	ISPC-WL
		Face Amount greater than $150,000	Face Amount less than or equal to $150,000
$50,000 Face Amount will cost	$1,244 Annual Premium	Not applicable	$757 Annual Premium
$1,000 Annual Premium will buy	$39,382 Face Amount	Not applicable	$68,353 Face Amount

Policy Issued On or After January 1, 2020:

Male – Standard Issue Non-Tobacco Age 35	ISPC-15	ISPC-WL
		Face Amount greater than $150,000	Face Amount less than or equal to $150,000
$50,000 Face Amount will cost	$1,112 Annual Premium	Not applicable	$670.50 Annual Premium
$1,000 Annual Premium will buy	$44,494 Face Amount	Not applicable	$78,627 Face Amount

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The Amount of Your Premiums

The premium You pay is determined by the premium payment period You choose (i.e. 15 years or until age 100), the amount of guaranteed minimum death benefit, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis (see “Premium Mode Adjustment”).

The Policies are only issued if premium and Face Amount exceed the following minimum requirements. The minimum annual premium to issue a Policy is $750 (i.e. combined base premium and policy fee of $95 should be greater than or equal to $750) for both ISPC-15 and ISPC-WL. Additional premiums for any riders that You may select or substandard extras are excluded in this minimum requirement. For ISPC-15, the minimum Face Amount is $100,000 for Preferred Plus NT and Preferred NT; and it is $50,000 for Standard NT and Standard TU. ISPC-WL has a minimum Face Amount requirement of $25,000.

In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments

You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases.

You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges that You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then re-compute Your premium amount and bill You accordingly.

PREMIUM LOANS TO PAY PREMIUMS

You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see “Policy Loans”). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

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2.	Allocation percentages must add to 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The net premium is credited to Your Policy on the Policy’s issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets

Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written notice, participation in Our Systematic Transfer Option, participation in Our Automated Subaccount Reallocation Option or by telephone. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Net Benefit Base

You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12- month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of Net Benefit Base as described above via telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

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Systematic Transfer Option

You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies; see “Transfer of Net Benefit Base” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Benefit Base at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a)	is equal to:

1.	The allocation percentage You have specified for that Subaccount; divided by

2.	The sum of the allocation percentages for all such Subaccounts; and,

(b)	is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.

A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts

The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

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We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high-yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. The standard death benefit is the sum of the guaranteed minimum death benefit plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts selected and the amount We have credited to You in the Fixed Account. We will also increase the death benefit to reflect any premium paid that applies to a period of time after the Insured’s death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured’s death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later. If you own an optional insurance benefit under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an

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election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

Face Amount — the Guaranteed Minimum Death Benefit

We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the Variable Insurance Amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Partial Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount

The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call “the Assumed Interest Rate.” The “actual net investment return rate” reflects the gross return on the underlying investments of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts, less Fund expenses and mortality and expense risk charges.

Your Variable Insurance Amount does not change if the actual net investment return rate is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return rate is greater than the Assumed Interest Rate and decreases if the actual net investment return rate is less than the Assumed Interest Rate.

The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base at the end of the Policy Year (the sum of all values in Your Subaccounts, Fixed Account and Loan Account), less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any credited net premiums and increased by the 4% Assumed Interest Rate to the end of the Policy Year). The Excess Investment Return may be positive, zero, or negative.

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older. As a result, a dollar of Excess Investment Return would purchase less additional variable insurance each subsequent Policy Year. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.

The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance

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Amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

Example – Policy issued prior to January 1, 2020: At the beginning of the first Policy Year, the Total Benefit Base and the Assumed Benefit Base for Our Representative Insured issued at issue age 35, with a $50,000 Face Amount ISPC-15 Policy and paid annually are both set to the initial net premium, or $908.09. Assuming that the annual actual net investment return rate is 6%, the Total Benefit Base grows to $962.58 at the end of the Policy Year. With an assumed investment return of 4%, the Assumed Benefit Base increases from $908.09 to $944.41. The difference in the Total Benefit Base and the Assumed Benefit Base results in an Excess Investment Return of $18.17, which is then divided by the net single premium at age 36 of 0.21548 per $1 to derive an additional Variable Insurance Amount of $84.32 purchased on the Policy anniversary. The Variable Insurance Amount is $0 when the Policy is issued, and it increases to $84.32 after the additional Variable Insurance Amount is purchased. The death benefit is the Face Amount plus the positive Variable Insurance Amount, or $50,084.32.

On the other hand, assuming the annual actual net investment return is 2%, the Total Benefit Base decreases to $926.24 at the end of the Policy Year, resulting in an Excess Investment Return of negative $18.17 (i.e. $926.24 - $944.41), and the resulting Variable Insurance Amount purchased will be negative $84.32 (i.e. negative $18.17 divided by 0.21548). In this case, although the cumulative Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit of $50,000 (i.e. Face Amount).

Example – Policy issued on or after January 1, 2020: At the beginning of the first Policy Year, the Total Benefit Base and the Assumed Benefit Base for Our Representative Insured issued at issue age 35, with a $50,000 Face Amount ISPC-15 Policy and paid annually are both set to the initial net premium, or $775.47. Assuming that the annual actual net investment return rate is 6%, the Total Benefit Base grows to $822.00 at the end of the Policy Year. With an assumed investment return of 4%, the Assumed Benefit Base increases from $775.47 to $806.49. The difference in the Total Benefit Base and the Assumed Benefit Base results in an Excess Investment Return of $15.51, which is then divided by the net single premium at age 36 of 0.18426 per $1 to derive an additional Variable Insurance Amount of $84.17 purchased on the Policy anniversary. The Variable Insurance Amount is $0 when the Policy is issued, and it increases to $84.17 after the additional Variable Insurance Amount is purchased. The death benefit is the Face Amount plus the positive Variable Insurance Amount, or $50,084.17.

On the other hand, assuming the annual actual net investment return is 2%, the Total Benefit Base increases to $790.98 at the end of the Policy Year, resulting in an Excess Investment Return of negative $15.51 (i.e. $790.98 - $806.49), and the resulting Variable Insurance Amount purchased will be negative $84.17 (i.e. negative $15.51 divided by 0.18426). In this case, although the cumulative Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit of $50,000 (i.e. Face Amount).

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Other Benefits Available Under The Policy

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	• Minimum transfer amount is $100 • Not available for the Fixed Account Program transfers do not count toward annual transfer limit • Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Payment allocation	Standard

•  Not available for the Fixed Account

•  A transfer request made while this option is in effect cancels enrollment

•  Program transfers do not count toward annual transfer limit

•  Program may be discontinued or modified in the future

Policy loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•  We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Cash Value.

•  Amounts taken as a Policy loan (a) do not participate in the performance of the variable investment options;

(b)   may reduce the Policy value, cash surrender value and death benefit;

(c)   may increase the risk of lapse; and

(d)   may have tax consequences.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Accidental Death Benefit Rider (no longer available)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

•  Rider can be elected only on the Policy issue date.

•  Issue age must be 60 or Younger.

•  The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies.

•  Death must occur before Policy anniversary when the Policy Insured attains age 70.

Waiver of Premium Rider (no longer available)	Waives Policy premium if insured is totally disabled	Optional

•  Rider can be elected only on the Policy issue date.

•  Issue age must be between 15 and 55.

•  Disability must commence before Policy anniversary when the Policy Insured attains age 60.

•  Does not guarantee that the Policy will not lapse.

Children’s Term Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on qualified children of Policy Insured	Optional

•  Rider can be elected only on the Policy issue date.

•  Not available on ISPC-WL with Face Amount of $150,000 of less or ISPC-15.

•  Issue age must be between 18 and 50.

•  Children must be between 14 days and 18 years old at inception of coverage.

•  Rider terminates on Policy anniversary when the Policy Insured attains age 65.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Spouse’s Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on spouse of Policy Insured	Optional

•  Rider can be elected only on the Policy issue date.

•  Not available on ISPC-WL with Face Amount of $150,000 of less or ISPC-15.

•  Only available in an amount of $25,000.

•  Spouse issue age must be between 18 and 50.

•  Spouse may not be 10 years or more older nor Younger than Policy Insured.

•  Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date

Level Term Insurance Rider (no longer available)	Allows You to purchase additional term insurance protection	Optional

•  Rider can be elected only on the Policy issue date.

•  Not available on ISPC-WL with Face Amount of $150,000 of less.

•  Issue age limited depending on term of coverage and date of Policy issuance.

•  Conversion rights expire on the Policy Anniversary when the Policy Insured attains age 65.

Guaranteed Insurability Option Rider (no longer available)	Allows You to purchase additional insurance protection without evidence of insurability	Optional

•  Rider can be elected only on the Policy issue date.

•  Not available on ISPC-WL with Face Amount of $150,000 of less.

•  Future dates on which You may purchase additional insurance are Predetermined between age 22 and age 46 or triggered by certain life events.

ACCUMULATION VALUE

Determining Your Accumulation Value

There is no minimum guaranteed Accumulation Value. The Accumulation Value varies daily and on any day within the Policy Year equals the Accumulation Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.

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The Policy offers the possibility of increased Accumulation Value due to good investment performance and decreased Accumulation Value due to poor investment performance. You bear all of the investment risks.

Cash Value

The Cash Value of the Policy is equal to the Accumulation Value less any applicable policy surrender charge.

Cost of Insurance Protection

Your Accumulation Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy’s guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Accumulation Value) and the person’s sex, underwriting class, and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)

Policy Surrenders

You may fully surrender the Policy for its Cash Value less any outstanding Policy loans and loan interest (“Surrender Value”) at any time while the Insured is living. The amount payable will be the Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed minimum death benefit, Variable Insurance Amount, death benefit, Accumulation Value, and Cash Value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Cash Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Accumulation Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Accumulation Value of the original Policy. We will usually pay the Surrender Value within seven days if We have received all necessary forms. However, We may delay payment:

(1)	If a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear), or

(2)	During any period:

-	The New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,
-	Trading on the NYSE, as determined by the SEC, is restricted,
-

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

-	The SEC may by order permit for the protection of security holders.

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If, during any period identified in (2) above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender.

You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see “Tax Information”. We may deduct withholding taxes from the Surrender Value.

Policy Loans

You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the Tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee’s last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS

You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a

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single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 1% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 1% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 1% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Payment of Life Income

You may elect the following life income provisions, and the minimum payments are based on the 2012 Individual Annuity Reserving Table and a guaranteed interest rate of 1.0%.

a.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

b.	Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

c.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS

Please note the optional insurance riders are no longer available for election.

Currently, the following riders may be included in a Policy in states where available (see Appendix B). If You wish to elect one or more of these riders, You must do so at the time Your Policy is issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in each applicable rider form. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit

You may elect to obtain an accidental death benefit rider, if the Policy Insured’s issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event that the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

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Waiver of Premium

You can choose to obtain a waiver of premium rider if the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured, which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60. The waiver of premium rider does not guarantee that Your Policy will not lapse. If Your loan balance exceeds the Cash Value, Your Policy may lapse.

For example, if the Policy Insured becomes totally disabled at age 45, all premiums will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, premium payments must resume.

Children’s Term Life Insurance Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000; not available on ISPC-15 or ISPC-WL with Face Amount less than or equal to $150,000)

You may purchase life insurance on children of the Policy Insured who are qualified under the terms of this rider. The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children, if the Policy Insured’s issue age is 18-50. Qualified children are children ages 14 days to 18 years old at the inception of coverage. The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider. The rider expiration date is the Policy Anniversary on which the Policy Insured attains age 65.

The rider provides coverage to an Insured Child through the earlier of the Insured Child’s 25th birthday, or the rider’s expiration date. If the Policy Insured dies during the premium payment period and while an Insured Child has coverage, the Insured Child’s coverage continues as paid up term insurance through the rider expiration date, with no further premium payable. The rider coverage is convertible, without evidence of insurability, to a new individual policy providing permanent protection, at the earlier of when the Insured Child attains age 25 or when the Policy Insured attains age 65. The amount of insurance available under such new policy is subject to a minimum equal to the face amount of the rider coverage on the Insured Child, and a maximum equal to the lesser of five times the face amount of the rider coverage on the Insured Child, or $50,000.

For example, if the Policy Insured is age 45, has two qualified children age 3 and age 17, and you purchase $10,000 of coverage, there is $10,000 of coverage on each child. When the older Insured child turns 25, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability. When the Policy Insured attains age 65 and the younger Insured Child is age 23, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability.

Spouse’s Life Insurance Rider

(Only Available on ISPC-WL issued with Face Amount greater than $150,000; not available on ISPC-15) You may purchase term life insurance on the Policy Insured’s spouse in the form of a rider to the Policy. The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. This rider is available for a spouse issue ages 18-50. To be eligible, the spouse to be insured may not be 10 or more years older, nor 10 or more years Younger, than the Policy Insured. Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date. The rider coverage is convertible to a new permanent plan of insurance without evidence of insurability within 60 days after the

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death of the Policy Insured, or within 60 days prior to the earliest of: the date of a scheduled Spouse rider premium increase, or the rider’s expiration date, or when the insured spouse attains age 65. Premiums for this rider are level for an initial 20-year period; then increase for subsequent level premium 20-year periods, or to the expiration date of the rider if earlier.

For example, if the Policy Insured is 45 and his spouse is 40, the rider would provide for a death benefit of $25,000 until the spouse attains age 65.

Level Term Insurance Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000, and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000)

You may elect to obtain additional term insurance protection, in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a rider to the Policy. The rider is available with either a 10 year, 15 year, or 20 year coverage period (note: 20 year coverage is not available with ISPC-15).

For Policies issued prior to January 1, 2020, the 10–year coverage was available for issue ages 18-60; the 15-year coverage was available for issue ages 18-55; and the 20 year coverage was available for issue ages 18-50. For Policies issued on or after January 1, 2020, the 10-year coverage was available for issue ages 27-60; the 15-year coverage was available for issue ages 20-55; and the 20-year coverage was available for issue ages 18-50. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy, subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the rider’s premium payment period, but not later than the Policy anniversary when the Insured reaches age 65.

For example, if the Policy Insured is exactly age 30 and purchases a rider providing for 20 years of coverage in the amount of $50,000, if the Policy Insured dies prior to attaining age 50, the Beneficiary will be paid $50,000 in addition to the death benefit provided by the Policy.

The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.

We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation. Please note that premiums may differ for Policies issued prior to January 1, 2020 and Policies on or after January 1, 2020.

Guaranteed Insurability Option Rider

(Only Available on ISPC-WL with Face Amount greater than $150,000 and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000.)

The Guaranteed Insurability Option Rider allows additional face amount purchases, on the Policy Insured, on specified option dates without evidence of insurability, subject to restrictions. These options dates include Regular Option dates and Alternate Option dates. The Regular Option dates vary by the issue age of the Policy Insured and provide for such optional purchases every three years, beginning at attained age 22 through attained age 46. The Alternate Option dates are triggered by Life Events, including: marriage, birth of a child, adoption, or acquiring a mortgage to purchase a new primary residence. The rider may be added for an option amount up to $50,000, subject to a minimum option amount of $25,000.The rider also provides for limited additional 90 day term insurance coverage following a Life Event.

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For example, if the Guaranteed Insurability Option Rider has been elected in the amount of $50,000, on a Regular Option date, You will be able to increase the Face Amount of the Policy by $50,000 without evidence of insurability of the Policy Insured.

Other provisions

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person(s) You designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured’s lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine

You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the “right to examine” period vary by state (see Appendix C). At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Default and Options on Default

A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.

If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

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The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

When the Policy is continued as paid-up or extended term insurance, the Subaccount Benefit Base is transferred from the Separate Account to the Company’s General Account. As a result, the assets from the Subaccount Benefit Base will be subject to general liabilities from Our business operations and to claims by Our general creditors.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option. However, the death benefit will be reduced by any loan balance. If the loan balance exceeds the Cash Value of the paid–up coverage, the paid-up coverage will terminate.

Right to Exchange Options

The exchange options allow You to exchange this Policy, under certain conditions, for a permanent fixed benefit life insurance Policy if this Policy was issued in the State of New York. There are no fees or sales charges imposed on either exchange option.

Exchange Option 1

Within the first 18 months after the Policy’s issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured’s life.

You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level Face Amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new Policy on the premium rates for the new Policy that were in effect on this Policy’s issue date.

In some cases, issuance of the new policy will be subject to a Cash Value adjustment. The Cash Value adjustment amount is equal to the Policy Accumulation Value plus all charges assessed to this Policy accumulated at this Policy’s Assumed Interest Rate minus the aggregate past Gross Premiums of the proposed new policy, accumulated at this Policy’s Assumed Interest Rate. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Exchange Option 2

If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance Policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

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The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1.	The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2.	The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Grace Period

With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

We will provide You with written notice regarding any significant changes.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment (1) if a recent payment by check has not yet cleared the bank, or (2) during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

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Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends

The Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Policy Years and Anniversaries

We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.

Reinstatement

If the Policy terminates, You may apply for reinstatement within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination, and You must pay to Us the greater of:

(1)

All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the Insured commits suicide within two years from the Policy’s date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (generally 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

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FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under “Optional Insurance Riders” or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).

Transaction Fees

We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.

Premium Charge

We impose a premium charge on each premium payment. For Policies issued prior to January 1, 2020, the premium charge is 9% of each premium payment, exclusive of the Policy charge. For Policies issued on or after January 1, 2020, the premium charge on each premium payment, exclusive of the Policy charge, is 9% for ISPC-15, 12% for ISPC-WL if the Face Amount is greater than $150,000, and 15% for ISPC-WL if the Face Amount is less than or equal to $150,000.

The premium charge is intended to cover Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

Policy Face Amount Charge

We impose a Policy Face Amount Charge in each premium payment (which is in addition to other applicable fees and charges). These charges, per $1,000 of the guaranteed minimum death benefit, are shown below, and they vary by issue age and underwriting class, as well as by sex with respect to Policies issued on or after January 1, 2020. The Policy Face Amount Charge covers Our administrative expenses in issuing the Policy.

Policy Issued Prior to January 1, 2020:

ISPC-15 – Policy Face Amount Charges*

Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU

0-4	N/A		1.75	N/A
5-9			2.06
10-14			2.38
15-19			2.69

20-60	1.25	2.0	2.75	2.75

ISPC-WL with Face Amount greater than $150,000 – Policy Face Amount Charges*

Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU

18-60.25		.50	1.25	1.25

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ISPC-WL with Face Amount less than or equal to $150,000 – Policy Face Amount Charges*

Issue Age	Standard NT	Standard TU

18-60	2.0	2.0

*	Per $1,000 of guaranteed minimum death benefit

Policy Issued On or After January 1, 2020:

Male		Policy Face Amount Charges*

Issue Age	Product Version	Pref Plus NT	Pref NT	Standard NT	Standard TU

18-60	ISPC-15	1.5-1.85	2.2	2.5-3.75	2.5-3.75
	ISPC-WL (for Face Amounts of greater than $150,000)	0.05-0.85	1	1.2-2	1.2-1.85
	ISPC-WL (for Face Amounts of $150,000 or less)	N/A	N/A	1.50-5	1.77-7

Female		Policy Face Amount Charges*

Issue Age	Product Version	Pref Plus NT	Pref NT	Standard NT	Standard TU

18-60	ISPC-15	1.5-1.85	2.2	2.5-3.75	2.5-3.75
	ISPC-WL (for Face Amounts of greater than $150,000)	0.05-0.85	1	1.2-2	1.2-1.85
	ISPC-WL (for Face Amounts of $150,000 or less)	N/A	N/A	1.31-3	1.62-5

Issue Age	Product Version	Policy Face Amount Charges*

		Male	Female

0-17	ISPC-15	1.75-2.46	1.50-2.42

*	Per $1,000 of guaranteed minimum death benefit

Annual Policy Charge

We impose a maximum annual charge for Our administrative expenses of $95 on ISPC-15 and ISPC-WL.

Surrender Charges

We charge a surrender charge for any full surrender or partial withdrawal during the first 15 Policy Years. The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk. The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased. The maximum surrender charge is $50.00 per $1,000 of Face Amount surrendered or decreased and the minimum surrender charge is $1.10 per $1,000 of Face Amount surrendered or decreased.

Transfer Fees

We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.

Optional Insurance Rider Premiums

We charge an additional premium for each optional insurance rider that You select for Your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.

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PREMIUM PAYMENT MODE ADJUSTMENT

When You pay premiums on other than an annual basis, the premium amount, the annual Policy Charge and the Policy Face Amount Charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit.

Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase

Annual	0%

Semi-annual	2%

Quarterly	4%

Monthly	5.96%

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on (i) the 2001 Commissioners’ Standard Ordinary Mortality Table for Policies issued prior to January 1, 2020 or (ii) the 2017 Commissioners’ Standard Ordinary Mortality Table for Policies issued on or after January 1, 2020 for the Insured’s sex and tobacco use classification, which We use to compute the cost of insurance protection.

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.

The cost of insurance protection generally increases each year because the probability of death increases as a person’s age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

Mortality and Expense Risk Charge

We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks (“M&E”) that We assume. Please refer to the table entitled “Periodic Charges Other Than Annual Fund Expenses” in the section “Fee Tables” of this prospectus for the M&E charge applicable to Your Policy.

The annual rate of the M&E Risk Charge declines after an initial M&E period, which is 15 years for ISPC-15 and 20 years for ISPC-WL. We calculate two different classes of units due to this risk charge decline: one class of units during the initial M&E period, and another class of units during the lower M&E period. At the end of the initial M&E period, the Subaccount Benefit Base is fully and automatically allocated to purchase units using the later class of units.

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Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s Issue Date.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

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Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. Depending on the premium payment period option applicable to Your Policy, We pay commissions of up to 99% on premiums paid in the first Policy Year, 16% on premiums paid in Policy Years 2-3, 5% on premiums paid in Policy Years 4-10 (with the exception of 10% on premiums paid in Policy Year 7) and 2% on premiums paid thereafter. No other compensation is paid to Cetera with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies. Depending on when Your Policy was issued, Your Policy may be subject to a surrender charge if You fully or partially surrender the Policy. See “FEE TABLES.” Proceeds received by NNY from any surrender charges imposed under the Policy may be used to reimburse NNY for sales and distribution expenses.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

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•

The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and

•	Transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance Policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Cash Value”). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

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Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the Federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

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In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds do not require annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

•	Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

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We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

LEGAL PROCEEDINGS

NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming NNY as a defendant ordinarily involves the company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and principal underwriter are not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the company’s products and practices. It is NNY’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the company beyond the amounts already reported in the financial statements or on the ability of the principal underwriter to perform its functions with respect to the Policies. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on NNY’s results of operations or cash flows in particular quarterly or annual periods or on the ability of the principal underwriter to perform its functions.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

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If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and NNY are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to Our Administrative Office or contact Us through Our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000018. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Total return	Delaware VIP Equity Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.74%*	22.20%	9.60%	10.79%
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.74%*	4.88%	5.85%	5.89%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.70%	22.20%	10.17%	11.67%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86%*	6.87%	10.81%	8.15%
A maximum level of income consistent with investment primarily in investment grade debt securities	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	-0.72%	5.12%	4.57%
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53%*	-0.68%	1.63%	N/A
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	23.13%	12.32%	N/A
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.75%	39.23%	23.43%	18.08%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Long-term growth of capital	Delaware VIP Special Situations Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.80%*	34.29%	9.37%	10.71%
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	16.37%	7.57%	N/A
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.18%*	0.01%	1.01%	N/A

*	This Fund’s annual expenses reflect temporary fee reductions.

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APPENDIX B

Policy and Rider State Approvals

The Policy is approved in all states except Alaska, Montana and South Dakota. The riders discussed in this prospectus are approved in all states except Alaska, Montana and South Dakota.

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APPENDIX C

State Variations among Right to Examine Provisions

1.	California

a.	CA Non- Senior (under age 60)

NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within ten days after its receipt by the You (thirty days in the case of a replacement Policy) and You will be entitled to a refund of the Cash Value and any Policy fee paid for the Policy, whereupon the Policy shall be void.

b.	CA Seniors—(issued age 60 and over):

This Policy may be returned within 30 days from the date You received it. During that 30-day period, Your money will be placed in the Fixed Account or, unless You direct that the premium be invested in a stock or bond portfolio underlying the Policy during the 30-day period. If You do not direct that the premium be invested in a stock or bond portfolio, and if You return the Policy within the 30-day period, You will be entitled to a refund of the premium and any Policy fee paid. If You direct that the premium be invested in a stock or bond portfolio during the 30-day period, and if You return the Policy during that period, You will be entitled to a refund of the Policy’s Cash Value on the day the Policy is received by Us or the agent who sold You this Policy, which could be less than the premium You paid for the Policy, plus any Policy fee paid.

2.	District of Columbia:

NOTICE OF RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within the later of forty-five days after You signed the application for the Policy, or ten days after its receipt by the You (thirty days in the case of a replacement Policy). The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and NNY shall be in the same position as if no Policy had been issued.

3.	New York:

NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to the Us or to the insurance agent through whom it was purchased within ten days after its receipt by You (sixty days in the case of a replacement Policy). The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and NNY shall be in the same position as if no Policy had been issued.

4.	North Dakota:

NOTICE OF 20 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within twenty days after its receipt by You (thirty days in the case of a replacement Policy). The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and NNY shall be in the same position as if no Policy had been issued.

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5.	All Other States:

NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within ten days after its receipt by You (thirty days in the case of a replacement Policy). The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and NNY shall be in the same position as if no Policy had been issued.

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2022. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier    C000221947

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ISP CHOICE

A Level Premium Variable Life Insurance Policy with four premium payment period options

ISPC-10, ISPC-20, ISPC-65,

ISPC-Whole Life, ISP10 Express

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061 Phone Number:

1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B.

This prospectus describes an individual Level Premium Variable Life Policy (the “Policy”) formerly offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”; “You” and “Your” refer to a prospective or existing owner of a Policy) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or “Separate Account”). The Policy is no longer available for new sales, but owners of outstanding Policies may continue to make premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know. The premiums under this Policy may be invested in Subaccounts of Separate Account B that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under The Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be invested in Our Fixed Account.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2022.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Fee Tables
Transaction Charges

You may be charged for transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   A First Year Charge may be deducted upon payment of first year premium.

•   A Policy Charge is deducted from each premium payment.

•   There is an increase to the premium charge, the annual Policy Charge and the First Year Charge if You elect to pay premiums on other than an annual basis.

•   A Transfer Fee on the 5th or 6th transfer in a Policy Year.

•   We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

•   An additional charge is deducted from each premium payment if You own an optional insurance rider.

Fee Tables Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

Fee Tables Fees, Charges and Expenses Appendix A: Funds Available Under the Policy
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Annual Fee
	Investment options (Fund fees and expenses)*	MIN. 0.20%	MAX. 0.96%
* As a percentage of fund assets. The fees of the funds are as of 12/31/21, and such fees can vary over time

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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Partial surrenders are only allowed on Policy Anniversaries.

•   A partial surrender may reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy Fees, Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy The Fixed Account Appendix A: Funds Available Under the Policy
Insurance Company Risks

An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.

Principal Risks of Investing in the Policy Nassau Life Insurance Company

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RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid.	Principal Risks of Investing in the Policy Default and Options on Default Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your net premiums to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account. The Subaccounts Allocation of Net Premiums to the Investment Options.
Optional Benefits	We offer several optional riders under the Policy. The insurance features added by these riders include waiver of premium in the event of total disability, payment of an additional death benefit in the event of accidental death, children’s term life insurance, spouse’s term life insurance, and additional fixed term life insurance for various periods.	Optional Insurance Riders

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TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

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Overview Of The Policy

The Policy is a variable life insurance policy that provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect. The Policy allows You to select the amount of life insurance that You want or the amount of premium that You will pay each year, and to select one of four premium payment period options. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders on each Policy Anniversary and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a highly liquid investment. Failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premium Payment Period Options

Premiums under the Policy are level, meaning that they are due on a regular basis and do not vary in amount. The Policy offered either a standard underwriting procedures option or a non-medically underwritten option. A Policy that used standard underwriting procedures offered four premium payment periods –a 10-year option (“ISP CHOICE 10” or “ISPC-10”), a 20-year option (“ISP CHOICE 20” or “ISPC-20”), an option to pay until age 65 (“ISP CHOICE-65” or “ISPC-65”), and an option to pay until age 100 (“ISP CHOICE-Whole Life” or “ISPC-WL”). A non-medically underwritten Policy was only available in a 10-year premium payment option, referred to as ISP10 Express. In the case of ISP CHOICE-10 and ISP10 Express You pay premiums for 10 years, in the case of ISP CHOICE-20 You pay premiums for 20 years, in the case of ISP CHOICE-65 You pay premiums until You reach age 65 and in the case of ISP CHOICE-Whole Life You pay premiums until You reach age 100. Your choice of the payment period depends on how much life insurance coverage You want or need. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, You will obtain the most initial coverage by purchasing ISPC-WL and the least initial coverage by purchasing ISPC-10 or ISP10 Express. Once You make Your selections and the Policy is issued, Your premium and payment premium period cannot be changed by You or Us. Failure to make Your premium payments may result in a lapse of the Policy.

The net amount of each premium remaining after deduction of Policy charges is invested in Our Fixed Account and/or one or more investment Subaccounts in accordance with Your instructions. You may not invest more than 50% of Your premiums in the Fixed Account.

Death Benefits

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the premium payment period. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.

Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (known as the “Face Amount”) based upon the investment experience of the Subaccounts You select and the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy’s Face Amount (the guaranteed minimum death benefit reduced by any outstanding Policy loans, accrued interest, partial surrenders and due and unpaid premiums).

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Investment Choices

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Cash Value (see “Cash Value”) and Variable Insurance Amount (see “The Variable Insurance Amount”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Cash Value which You allocate to the Fixed Account.

You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Cash Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Cash Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Cash Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each Fund offered within the Separate Account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy Cash Value (see “Cash Value”) during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Optional Insurance Benefits

Subject to availability in Your state, We offered optional insurance riders to be elected at the time Your Policy was issued to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. The following benefits may have been available to You by rider:

•	Waiver of Premium Rider

•	Accidental Death Rider

•	Children Term Life Insurance Rider

•	Spouse’s Term Life Insurance Rider

•	10 Year Level Term Insurance Rider

•	20 Year Level Term Insurance Rider

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Fee Tables

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (the Load)	Upon each premium payment	Year(s)	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		1	33.5%	33.5%	33.5%	33.5%	33.5%
		2 to 5	11.5%	11.5%	11.5%	10.5%	11.5%
Percentage of Premium less Policy Charge		6 and beyond(2)	8.5%	8.5%	8.5%	7.5%	8.5%
Maximum Deferred Sales Charge	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees(3) (Limit of 6 transfers in any 12-month period)	On 5th and 6th transfer in a Policy Year	$10
Maximum Systematic Transfer Option Transfer Fee and Automated Subaccount Reallocation Transfer Fee	Upon transfer under the Systematic Transfer Option or Automated Subaccount Reallocation Option	$10(4)
Maximum First Year Charge	Upon payment of first year premium	$5 per $1,000 of Face Amount
Maximum Policy Charge	Upon each premium payment	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		$85	$85	$85	$65	$85
Modal Premium Charge(5)	Upon each premium payment	Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196
Optional Rider Premiums			ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
Waiver of Premium	Upon each premium payment	As % of Total Premium
		Minimum	0.09%	0.13%	0.64%	0.87%	0.09%
		Maximum	3.11%	4.93%	1.81%	5.46%	3.11%
		Representative case(6)	0.23%	0.49%	1.08%	1.68%	0.23%
Accidental Death	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$1.50	$1.50	$1.00	$1.00	$1.50
		Maximum	$2.00	$1.75	$1.50	$1.50	$2.00
		Representative case(6)	$1.75	$1.50	$1.25	$1.00	$1.75
Children’s Term Life Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	N/A	$5.25	$5.25	$5.25	N/A
		Maximum	N/A	$5.25	$5.25	$5.25	N/A

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Transaction Fees (continued)
Charge	When Charge is Deducted(1)	Amount Deducted
Spouse’s Term Life Insurance Rider (Not available on ISPC- 10 or ISP10 Express)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	N/A	$0.62	$0.62	$0.62	N/A
		Maximum	N/A	$15.70	$10.25	$15.70	N/A
10 Year Level Term Insurance Rider (Not available on ISP10 Express)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.67	$0.67	$0.67	$0.67	N/A
		Maximum	$43.47	$43.47	$25.87	$43.47	N/A
		Representative case(6)	$2.70	$2.70	$2.70	$2.70	N/A
20 Year Level Term Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	N/A	$0.66	$0.66	$0.66	N/A
		Maximum	N/A	$67.24	$17.44	$67.24	N/A
		Representative case(6)	N/A	$2.82	$2.82	$2.82	N/A

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.

(2) The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted.

(3) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.

(4) Currently, transfers made under these options are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.

(5) If You elect to pay Premiums at more frequent intervals than annually, there is a Modal Premium Charge. We calculate this charge by multiplying the Premium, less any Extra Premium, less the Policy Charge by the Modal Premium Percentage shown in the Policy Schedule and subtract this charge from Your Premium when received. If You pay Your Premiums on an annual basis, the Modal Premium Charge is zero.

(6) The Representative case is based on Our Representative Insured. This is a male, age 35 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The guaranteed maximum premiums are shown. Rider charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The rider charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the guaranteed rider charges applicable to Your policy. More detailed information concerning Your rider charges is available upon request.

The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)		ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10- Express
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)		$0.43 per $1,000 NAR		$0.18 per $1,000 of net amount at risk (NAR)
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective Annual Rate of Your Subaccount Value	0.50%	0.50%	0.50%	0.50%	1.50%
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy loan	2% of the outstanding loan(5)

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy’s guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Cash Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(2) If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.

(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-10, ISP10 Express and ISPC-20 and a female, nonsmoker, age 18 for ISPC-65 and ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120. The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-10, ISP10 Express and ISPC-20, $10.10 per $1000 of NAR for ISPC-65 and $17.41 per $1000 of NAR for ISPC-WL.

(4) The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge. Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request.

(5) The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

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The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

ANNUAL FUND EXPENSES

	Minimum	Maximum
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]	0.20%	0.96%

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Portfolio company expenses are as of 12/31/21, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investing in the Policy

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may only make a partial surrender on a Policy Anniversary and only if You have no outstanding Policy loans. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Policy Cash Value, the guaranteed minimum death benefit (i.e., the Face Amount), the Variable Insurance Amount, and the death benefit. The reduction would be in the same proportion as the partial surrender is to the Cash Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

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Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts and the Fixed Account combined are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender - please see Federal Income Tax Considerations later in this prospectus.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Policy. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

Nassau Life, The Separate Account, The Fixed Account and The Subaccounts

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06103, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity

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business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B

We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account B from the assets in Our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B.

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Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account

The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate associated with Your Policy. For Policies sold on or after October 1, 2012, the minimum effective annual interest rate is 3%. For Policies sold prior to October 1, 2012, the minimum effective annual interest rate is 4%.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Cash Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Cash Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company registered with the SEC under the Investment Company Act of 1940. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

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Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000019. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The Policy

How the Policy Works

The Policy is described as “variable” because the amount of Your death benefit, Cash Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy’s Cash Value which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Cash Value which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.

The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.

Policy Application Process

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured’s insurability.

For ISPC-20, ISPC-65 and ISPC-WL, We conduct standard underwriting. Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

For ISP10 Express We conduct non-medical underwriting. Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database. All ISP10 Express applications are underwritten on this non-medical basis which generally results in shorter underwriting time and faster Policy issue. However, because We do not obtain as much information as We do under Our standard underwriting criteria, the ISP10 Express Policy option has higher charges than would otherwise be the case if We had used Our standard underwriting procedures.

We assume a greater mortality risk with ISP10 Express than the other Policy options due to the non-medical underwriting procedure.

The mortality risk that We assume is that the Insured will live for a shorter time than We estimated or the guaranteed minimum death benefit will be payable regardless of the performance of the Funds. If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject

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any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.

Premiums

Premium Payment Period Choice

The Policy premiums are “level” because You pay the same amount each year for the premium payment period. The premium payment period is 10 years for ISPC-10 and ISP10 Express, 20 years for ISPC-20, through Your attained age 64 for ISPC-65 and through Your attained age 99 for ISPC-Whole Life. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us. Nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

In determining which payment period option to select, 10 years, 20 years, until 65, or Whole Life, You should consider a number of factors, including the amount of coverage that You want. For any single insured, the amount of coverage available will increase with the length of the payment period. For example, an ISPC-Whole Life Policy will produce a larger guaranteed minimum death benefit per dollar of premium than an ISPC-10 Policy. Of course, the payment period is longer.

The following example demonstrates premium amount and amount of insurance for the four premium payment period options where the Insured is a standard issue, 35 year old non-smoking male.

Male – Standard Issue Non-Smoker Age 35	ISP CHOICE-10	ISP CHOICE-20	ISP CHOICE- 65	ISP CHOICE-WL	ISP10 Express
$50,000 Face Amount will cost	$1,540.50 Annual Premium	$944.50 Annual Premium	$766.50 Annual Premium	$632.00 Annual Premium	$1,540.50 Annual Premium
$1,000 Annual Premium will buy	$31,929 Face Amount	$53,229 Face Amount	$67,132 Face Amount	$82,452 Face Amount	$31,929 Face Amount

The Amount of Your Premiums

The premium You pay is determined by the premium payment period You choose (ISPC-10, ISP10 Express, ISPC-20, ISPC-65, or ISPC-Whole Life), the amount of guaranteed minimum death benefit, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis (see “Premium Payment Mode”).

For ISPC-10, there is a $600 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders that You may select). For ISPC-20, ISPC-65 and ISPC-Whole Life, there is a $25,000 minimum Face Amount requirement. For ISP10 Express there is a $25,000 minimum Face Amount and a $750 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders You may select). In addition, ISP10 Express has a maximum Face Amount of $150,000.

In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

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The Frequency of Your Payments

You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases. You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Premium Loans to Pay Premiums

You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see “Policy Loans“). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

Allocation of Net Premiums to Investment Options

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must add to 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The net premium is credited to Your Policy on the Policy’s issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets

Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written notice, participation

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in Our Systematic Transfer Option, participation in Our Automated Subaccount Reallocation Option or by telephone. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Net Benefit Base

You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of Net Benefit Base as described above via telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Net Benefit Base” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

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Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Benefit Base at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a)	Is equal to:

1.	The allocation percentage You have specified for that Subaccount; divided by

2.	The sum of the allocation percentages for all such Subaccounts; and,

(b)	Is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.

A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts

The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements for such requests. We will not accept transaction requests by any other means, including but not limited to, facsimile or e-mail requests. As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions;

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(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high-yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit

The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. The standard death benefit is the sum of the guaranteed minimum death benefit plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts selected and the amount We have credited to You in the Fixed Account. We will also increase the death benefit to reflect any premium paid that applies to a period of time after the Insured’s death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured’s death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later. If You own an optional insurance benefit under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

Face Amount- The Guaranteed Minimum Death Benefit

We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the Variable Insurance Amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

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The Variable Insurance Amount

The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4% which We call “the Assumed Interest Rate.” The “actual net investment return rate” reflects the gross return on the underlying investments of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts less Fund expenses and mortality and expense risk charges.

Your Variable Insurance Amount does not change if the actual net investment return rate is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return is greater than the Assumed Interest Rate and decreases if the actual net investment return rate is less than the Assumed Interest Rate.

The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your Subaccounts, Fixed Account and Loan Account) less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the 4% Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of Excess Investment Return. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.

The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

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Other Benefits Available Under the Policy

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount value from any one or more Subaccounts to any one or more other Subaccounts	Standard	• Minimum transfer amount is $100 • Not available for the Fixed Account • Program transfers do not count toward annual transfer limit • Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount values at quarterly intervals according to the most recent Premium Payment allocation	Standard

•   Not available for the Fixed Account

•   A transfer request made while this option is in effect cancels enrollment

•   Program transfers do not count toward annual transfer limit

•   Program may be discontinued or modified in the future

Policy loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•   We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Cash Value

•   Amounts taken as a Policy loan:

(a)   do not participate in the performance of the variable investment options;

(b)   may reduce the Policy value, cash surrender value and death benefit;

(c)   may increase the risk of lapse: and

(d)   may have tax consequences

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider (no longer available)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

•   Rider can be elected only on the Policy issue date

•   Issue age must be 60 or Younger

•   The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies

•   Death must occur before Policy anniversary when the Policy Insured attains age 70

Waiver of Premium Rider (no longer available)	Waives Policy premium if insured is totally disabled	Optional

•   Rider can be elected only on the Policy issue date

•   Issue age must be between 15 and 55

•   Disability must commence before Policy anniversary when the Policy Insured attains age 60

•   Does not guarantee that the Policy will not lapse

Children’s Term Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on qualified children of Policy Insured	Optional

•   Rider can be elected only on the Policy issue date

•   Not available on ISPC-10 or ISP10 Express. Limited availability on ISPC-20

•   Issue age must be between 18 and 50

•   Children must be between 14 days and 18 years old at inception of coverage

•   Rider terminates on Policy anniversary when the Policy Insured attains age 65

Spouse’s Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on spouse of Policy Insured	Optional

•   Rider can be elected only on the Policy issue date

•   Not available on ISPC-10 or ISP10 Express

•   Only available in an amount of $25,000

•   Spouse issue age must be between 18 and 50

•   Spouse may not be 10 years or more older nor Younger than Policy Insured

•   Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Level Term Insurance Rider (no longer available)	Allows You to purchase additional term insurance protection	Optional

•   Rider can be elected only on the Policy issue date

•   10-year rider not available on ISP10 Express

•   20-year rider not available on ISPC-10 or ISP 10 Express

•   Issue age limited depending on term of coverage and date of Policy issuance

•   Conversion rights expire on the Policy Anniversary when the Policy Insured attains age 65

Cash Value

Determining Your Cash Value

There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.

The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Cost of Insurance Protection

Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy’s guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Cash Value) and the person’s sex and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)

Policy Surrenders

You may fully surrender the Policy for its Surrender Value (its Cash Value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed minimum death benefit, Variable Insurance Amount, death benefit, and Cash Value for the Policy will each be reduced in the same proportion as the partial surrender

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relates to the Cash Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy. We will usually pay the Surrender Value within seven days if We have received all necessary forms. However, We may delay payment:

(1)	If a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear), or

(2)	During any period:

-	The New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,

-	Trading on the NYSE, as determined by the SEC, is restricted,

-

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

-	The SEC may by order permit for the protection of security holders.

If, during any period identified in (2) above), We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see “Tax Information”. We may deduct withholding taxes from the Surrender Value.

Policy Loans

You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

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We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee’s last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

Settlement Options

You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2 1⁄2% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1⁄2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2 1⁄2% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

Optional Insurance Riders

Please note the optional insurance riders are no longer available for election.

The following riders may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit

You may have elected to obtain an accidental death benefit rider if the Policy Insured’s age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental

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bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

Waiver of Premium

You may have chosen to obtain a waiver of premium rider if the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured, which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60. The waiver of premium rider does not guarantee that Your Policy will not lapse. If Your loan balance exceeds the Cash Value, Your Policy may lapse.

For example, if the Policy Insured becomes totally disabled at age 45, all premiums will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, premium payments must resume.

Children’s Term Life Insurance Rider

(Not available on ISPC-10 or ISP10 Express. Limited availability on ISPC-20)

You may have purchased life insurance on children of the Policy Insured who are qualified under the terms of this rider. The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children, if the Policy Insured’s issue age is 18-50. Qualified children are children ages 14 days to 18 years old at the inception of coverage. The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider. The rider expiration date is the Policy Anniversary on which the Policy Insured attains age 65.

The rider provides coverage to an Insured Child through the earlier of the Insured Child’s 25th birthday, or the rider’s expiration date. If the Policy Insured dies during the premium payment period and while an Insured Child has coverage, the Insured Child’s coverage continues as paid up term insurance through the rider expiration date, with no further premium payable. The rider coverage is convertible, without evidence of insurability, to a new individual policy providing permanent protection, at the earlier of when the Insured Child attains age 25 or when the Policy Insured attains age 65. The amount of insurance available under such new policy is subject to a minimum equal to the face amount of the rider coverage on the Insured Child, and a maximum equal to the lesser of five times the face amount of the rider coverage on the Insured Child, or $50,000.

For example, if the Policy Insured is age 45, has two qualified children age 3 and age 17, and You purchase $10,000 of coverage, there is $10,000 of coverage on each child. When the older Insured child turns 25, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability. When the Policy Insured attains age 65 and the younger Insured Child is age 23, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability.

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Spouse’s Life Insurance Rider

(Not available on ISPC-10 or ISP10 Express)

You may have purchased term life insurance on the Policy Insured’s spouse in the form of a rider to the Policy. The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. This rider is available for a spouse issue ages 18-50. To be eligible, the spouse to be insured may not be 10 or more years older, nor 10 or more years younger, than the Policy Insured. Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date. The rider coverage is convertible to a new permanent plan of insurance without evidence of insurability within 60 days after the death of the Policy Insured, or within 60 days prior to the earliest of: the date of a scheduled Spouse rider premium increase, or the rider’s expiration date, or when the insured spouse attains age 65. Premiums for this rider are level for an initial 20-year period; then increase for subsequent level premium 20-year periods, or to the expiration date of the rider if earlier.

For example, if the Policy Insured is 45 and his spouse is 40, the rider would provide for a death benefit of $25,000 until the spouse attains age 65.

Level Term Insurance Rider

You may have elected to obtain term insurance protection in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a rider to the Policy. The rider is available for either a 10-year coverage period or a 20-year coverage period. The 10-year rider can be added to any of the ISP Choice options except ISP10 Express. The 20-year rider is available on any ISP Choice option with a premium payment period of 20 years or more. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the premium payment period, but not later than the Policy anniversary when the Insured reaches age 65.

For example, if the Policy Insured is exactly age 30 and purchases a rider providing for 20 years of coverage in the amount of $50,000, if the Policy Insured dies prior to attaining age 50, the Beneficiary will be paid $50,000 in addition to the death benefit provided by the Policy.

The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.

We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation.

Other Provisions

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable

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beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person(s) You designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured’s lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

Right to Examine

You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Default and Options on Default

A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.

If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective. The Cash Value of the reduced paid-up whole life insurance is entirely invested in the Fixed Account and cannot be transferred or reallocated to any of the Subaccounts. Any excess interest declared by the company on the Fixed Account will purchase additional paid-up whole life insurance in the manner previously described under the Variable Insurance Amount.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

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Right to Exchange Options

The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance Policy.

Exchange Option 1

Within the first 18 months after the Policy’s issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured’s life.

You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level Face Amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new Policy on the premium rates for the new Policy that were in effect on this Policy’s issue date.

In some cases, We may adjust the Cash Value on exchange. The adjustment equals the Policy’s Surrender Value minus the new Policy’s tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Exchange Option 2

If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance Policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the death benefit of this Policy on the date of exchange or:

1.	The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2.	The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Grace Period

With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

We will provide You with written notice regarding any significant changes.

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State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment (1) if a recent payment by check has not yet cleared the bank, or (2) during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends

The Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Policy Years and Anniversaries

We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.

Reinstatement

If the Policy terminates, You may apply for reinstatement within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination, and You must pay to Us the greater of:

(1)

All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the Insured commits suicide within two years from the Policy’s date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national

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holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (generally 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

Fees, Charges and Expenses

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under “Optional Insurance Riders” or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).

Transaction Fees

We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.

Premium Charge

We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount less the Policy charge and decreases by Policy Year as shown in the following schedule:

Years	Maximum Premium Charge Percentages
	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
1	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium
2-5	11.5% of premium	11.5% of premium	11.5% of premium	10.5% of premium	11.5% of premium
6 and later	8.5% of premium	8.5% of premium	8.5% of premium	7.5% of premium	8.5% of premium

The premium charge is intended to cover Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

First Year Charge

We impose a charge in the first Policy Year (which is in addition to other applicable fees and charges) at the maximum rate of $5 per $1,000 of the guaranteed insurance amount for Our administrative expenses in issuing the Policy.

Annual Policy Charge

We impose a maximum annual charge for Our administrative expenses of $85 on ISPC-10, ISP10 Express, ISPC-20 and ISPC-65 and $65 on ISPC-Whole Life.

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Premium Payment Mode

When You pay premiums on other than an annual basis, the premium amount, the annual Policy charge and the first year charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit.

Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

Transfer Fees

We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.

Optional Insurance Rider Premiums

We charge an additional premium for each optional insurance rider that You selected for Your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.

Periodic Charges Deducted from the Subaccount Value

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification, which We use to compute the cost of insurance protection for each Policy. (See “Cash Value—Cost of Insurance Protection”).

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.

The cost of insurance protection generally increases each year because the probability of death increases as a person’s age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

Mortality and Expense Risk Charge

We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks (“M&E”) that We assume. Please refer to the table entitled “Periodic Charges Other Than Annual Fund Expenses” in the section “Fee Tables” of this prospectus for the M&E charge applicable to Your Policy.

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

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The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s Issue Date.

Distribution of the Policy

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. Depending on the premium payment period option applicable to Your Policy and when Your Policy was issued, We pay commissions of up to 99% on premiums paid in the first Policy Year, 16% on premiums paid in Policy Years 2-3, 5% on premiums paid in Policy Years 4-10 (with the exception of 10% on premiums paid in Policy Year 7) and 2% on premiums paid thereafter. No other compensation is paid to Cetera with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

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A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies.

Federal Tax Information

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

•

The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and

•	Transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

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The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Cash Value”). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

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Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

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Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

Other Information

Voting Rights

Because the Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

•	Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

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Legal Proceedings

NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming NNY as a defendant ordinarily involves the company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and principal underwriter are not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the company’s products and practices. It is NNY’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the company beyond the amounts already reported in the financial statements or on the ability of the principal underwriter to perform its functions with respect to the Policies. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on NNY’s results of operations or cash flows in particular quarterly or annual periods or on the ability of the principal underwriter to perform its functions.

Reports

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

Financial Statements

Audited financial statements of the Separate Account and NNY are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to Our Administrative Office or contact Us through Our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

37

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000019. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Total return	Delaware VIP Equity Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.74%*	22.20%	9.60%	10.79%
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.74%*	4.88%	5.85%	5.89%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.70%	22.20%	10.17%	11.67%
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86%*	6.87%	10.81%	8.15%

38

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
A maximum level of income consistent with investment primarily in investment grade debt securities	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	-0.72%	5.12%	4.57%
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53%*	-0.68%	1.63%	N/A
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	23.13%	12.32%	N/A
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.75%	39.23%	23.43%	18.08%
Long-term growth of capital	Delaware VIP Special Situations Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.80%*	34.29%	9.37%	10.71%

39

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	16.37%	7.57%	N/A
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.18%*	0.01%	1.01%	N/A

*	This Fund’s annual expenses reflect temporary fee reductions.

40

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2022. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier    C000221947

41

FIRST INVESTORS LIFE LEVEL PREMIUM

VARIABLE LIFE INSURANCE SEPARATE

ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE

POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information May 1, 2022

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061

Phone Number: 1-800-832-7783

(9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting our website at www.nfg.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2022, ISP Choice- with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2022, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2022.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

1

1

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of NNY, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street 11th Floor, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

Foresters Financial Services, Inc. (“FFS”), an affiliate of FLIAC, was the previous principal underwriter for the Policies. For the fiscal years ended December 31, 2019, and 2020, FFS received underwriting commissions of $1,612,570, and $183,570, respectively, in connection with the ISP Choice Policies and $98,279, and $2,585, respectively, in connection with the Insured Series Policy. 1851 assumed the role of principal underwriter for the Policies on July 1, 2020. Consequently, it did not receive any commissions in connection with the Policies during the fiscal year ended December 31, 2019. For the fiscal years ended December 31, 2020 and 2021, 1851 received underwriting commissions of $707,593 and $445,739, respectively, in connection with the ISP Choice Policies and $1,740 and $ 0, respectively, in connection with the Insured Series Policy.

1

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2019	$0

2020	$0

2021	$51,197.44

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. NNY mails the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. NNY will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any

2

Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)	is a factor representing the charges deducted for mortality and expense risks.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Level Premium Variable Life Insurance Separate Account B as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

3

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2021, 2020 and 2019

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial
Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S.
Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of
December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditors’
Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services.
Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●     Exercise professional judgment and maintain professional skepticism throughout the audit.
●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of
Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and
Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange

Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2022

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2021	2020
Assets:
Bonds	$7,160,859	$7,394,807
Contract loans	2,496,494	2,472,236
Real estate, at depreciated cost	29,164	31,540
Preferred stock	54,061	66,459
Common stock	34,209	54,829
Mortgage loans	568,927	498,963
Cash, cash equivalents and short-term investments	75,157	151,011
Other invested assets	476,136	421,933
Receivables for securities	50,242	22,086
Total cash and invested assets	10,945,249	11,113,864
Deferred and uncollected premiums	63,697	62,806
Due and accrued investment income	159,237	148,894
Reinsurance recoverables	6,601	8,197
Deferred tax asset	46,794	38,523
Receivables from affiliates	7,717	4,166
Other assets	13,925	29,139
Separate account assets	2,771,232	2,616,179
Total assets	$14,014,452	$14,021,768

Liabilities:
Reserves for future policy benefits	9,639,615	9,833,238
Policyholders’ funds	402,102	448,168
Dividends to policyholders	95,367	105,907
Policy benefits in course of settlement	183,115	193,607
Amounts payable on reinsurance	37,987	19,429
Accrued expenses and general liabilities	62,544	87,404
Current federal and foreign income tax	18,876	—
Reinsurance funds withheld liability	205,811	208,043
Interest maintenance reserve (“IMR”)	99,131	108,703
Transfers to (from) separate account due and accrued	(29,866)	(33,517)
Asset valuation reserve (“AVR”)	152,160	139,269
Separate account liabilities	2,771,232	2,616,179
Total liabilities	13,638,074	13,726,430

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,365	126,339
Special surplus funds	2,500	2,500
Unassigned surplus	(17,319)	(98,333)
Total surplus	376,378	295,338
Total liabilities, capital and surplus	$14,014,452	$14,021,768

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Income:
Premium and annuity considerations	$290,877	$305,951	$369,123
Net investment income	670,422	573,404	601,375
Commissions and expense allowances on reinsurance ceded	13,817	13,795	13,239
Reserve adjustments on reinsurance ceded	(209,653)	(218,559)	(220,371)
Fees associated with separate account and other miscellaneous income	102,649	84,030	92,291
Total income	868,112	758,621	855,657

Current and future benefits:
Death benefits	470,374	533,380	476,843
Disability and health benefits	2,686	2,323	3,502
Annuity benefits and matured endowments	30,999	23,224	19,761
Surrender benefits	416,855	401,083	454,892
Interest on policy or contract funds	8,715	10,090	13,821
Settlement option payments	10,318	10,225	10,141
Net transfers to (from) separate accounts, net of reinsurance	(195,245)	(159,521)	(165,927)
Change in reserves for future policy benefits and policyholders’ funds	(178,913)	(250,251)	(212,939)
Total current and future benefits	565,789	570,553	600,094

Operating expenses:
Direct commissions	4,938	4,773	8,788
Commissions and expense allowances on reinsurance assumed	5,366	2,023	4,366
Premium, payroll and miscellaneous taxes	8,128	9,306	8,535
Other operating expenses	115,365	120,802	125,463
Total operating expenses	133,797	136,904	147,152
Net gain (loss) from operations before dividends and federal income taxes	168,526	51,164	108,411
Dividends to policyholders	57,291	60,967	87,430
Net gain from operations after dividends and before federal income taxes	111,235	(9,803)	20,981
Federal and foreign income tax expense (benefit)	20,500	(38,902)	14,854
Net gain from operations before realized capital gains (losses)	90,735	29,099	6,127
Realized capital gains (losses), net of income taxes and IMR	(3,354)	(40,813)	(6,580)
Net income (loss)	87,381	(11,714)	(453)

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	2,931	(6,621)	14,950
Change in deferred income taxes	(5,903)	(7,851)	14,838
Change in non-admitted assets	15,045	(10,484)	(10,782)
Change in asset valuation reserve	(12,890)	21,414	1,294
Change in surplus notes	26	26	26
Dividends to stockholder	(20,000)	—	(60,000)
Other surplus changes, net	14,450	(13,796)	(11,157)
Merger adjustments	—	(4,098)	(32,328)
Capital contribution	—	—	17,000
Net increase (decrease) in capital and surplus	81,040	(33,124)	(66,612)
Capital and surplus, beginning of year	295,338	328,462	395,074
Capital and surplus, end of year	$376,378	$295,338	$328,462

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Cash provided by (used for) operations:
Premiums	$357,324	$386,925	$450,593
Investment and other income	923,243	615,274	635,718
Claims and benefits	(1,326,302)	(1,133,784)	(1,206,933)
Dividends paid	(100,329)	(123,147)	(117,317)
Commissions and other expenses	(117,719)	(116,323)	(137,648)
Net transfers from separate accounts	198,895	159,392	161,516
Federal income taxes recovered (paid)	6,453	(9,343)	(484)
Net cash provided by (used for) operations	(58,435)	(221,006)	(214,555)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,142,977	1,767,322	1,142,164
Proceeds from sales, maturities and repayments of stocks	64,015	61,027	95,822
Proceeds from sales, maturities and repayments of mortgage loans	35,373	6,989	4,485
Proceeds from sales, maturities and repayments of other invested assets	39,793	32,377	450,797
Proceeds from sales, maturities and repayments of other investments	—	14,292	5,449
Cost of bonds acquired	(949,095)	(1,160,128)	(1,051,817)
Cost of stocks acquired	(16,958)	(241,290)	(59,117)
Cost of mortgage loans acquired	(105,805)	(106,217)	(136,520)
Cost of other invested assets acquired	(91,518)	(72,653)	(170,339)
Cost of other investments acquired	(12,414)	(3,252)	(2,969)
Net decrease (increase) in contract loans	(24,258)	(30,510)	(9,356)
Net cash provided by (used for) investments	82,110	267,957	268,599

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	—	17,000
Net deposits (withdrawals) of deposit-type contracts	(49,978)	(11,916)	(29,770)
Dividends to stockholder	(20,000)	—	(60,000)
Other cash provided (applied)	(29,551)	(1,720)	24,201
Net cash provided by (used for) financing and miscellaneous uses	(99,529)	(13,636)	(48,569)
Net increase (decrease) in cash and short-term investments	(75,854)	33,315	5,475
Cash and short-term investments, beginning of year	151,011	117,696	112,221
Cash and short-term investments, end of year	$75,157	$151,011	$117,696

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the New York Department of Financial Services (“NYDFS”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. We adopted these revisions as of their January 1, 2021 effective date and they did not have a material impact on the Company’s financial position or results of operations.

The Company did not adopt any accounting standards during 2021 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2021, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $36.6 million in 2022. During the years ended December 31, 2021, 2020 and 2019, NNY declared and paid dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge our CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, we agree with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $0 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $0.7 million and $1.2 million due and accrued investment income non-admitted at December 31, 2021 and 2020, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2021 and 2020 were $59.8 million and $74.9 million, respectively. Changes for the years ended December 31, 2021, 2020 and 2019 increased (decreased) surplus by $15.0 million, $10.5 million and $(10.8) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA. As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2021, 2020 and 2019, the Company paid cash dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $9.1 million, $7.2 million and $5.7 million for 2021, 2020 and 2019, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $1.0 million and $1.1 million for 2021, 2020 and 2019, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0.2 million for 2021, 2020 and 2019, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $26.3 million, $7.4 million and $56.9 million as of December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019:

•$11.8 million, $68.2 million and $82.7 million of non-cash investment exchanges as of December 31, 2021, 2020 and 2019, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 and 2019 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329
Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400
Common stock	$34,209	$—	$—	$34,209

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2021 and 2020.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Political subdivisions	—	—	—	—	—	—
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parent, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)
Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)
Number of positions at unrealized loss		310		81		391

The Company reported $10.4 million and $25.6 million of gross unrealized gains and $(0.3) million and $0.5 million of gross unrealized losses related to common stock for the periods ended December 31, 2021 and 2020, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

At December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parents, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million. The Company had $2.2 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

As of December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2021 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$230,934	$233,065
Due after one year through five years	1,557,164	1,616,554
Due after five years through ten years	1,758,521	1,874,919
Due after ten years	3,614,240	4,083,550
Total	$7,160,859	$7,808,088

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The carrying values of securities other-than-temporarily impaired during the year were $15.3 million and $14.8 million as of December 31, 2021 and 2020, respectively. OTTIs were $27.8 million, $33.2 million and $19.1 million in 2021, 2020 and 2019, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2021, 2020 and 2019, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2021	2020

Real estate	$29,164	$31,540
Total real estate	$29,164	$31,540

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2021 and 2020, the Company had $568.9 million and $499.0 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2021 and 2020 were $1.5 million and 1.5 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2021	2020
	(in millions)

Industrial	$55.3	$50.9
Multifamily	146.6	102.0
Office	87.5	103.3
Retail	140.1	130.3
Self-storage	44.1	22.8
Warehouse	46.5	52.7
Other	50.3	38.5
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2021	2020
	(in millions)

East North Central	$90.4	$64.6
Middle Atlantic	26.1	26.9
Mountain	84.8	69.6
New England	15.5	3.1
Pacific	136.6	133.5
South Atlantic	117.4	102.1
West North Central	17.8	24.4
West South Central	81.8	76.3
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4
Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The Company held $373.5 million CM1 loans, $104.5 million CM2 loans and $22.5 million CM3 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2021 and 2020 was 100% and 100%, respectively. As of December 31, 2021 and 2020, all loans were current.

During 2021, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2021, 2020 and 2019.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2021	2020

Private equity	$92,374	$59,932
Mezzanine partnerships	17,167	12,302
Infrastructure funds	5,712	7,613
Hedge funds	430	7,697
Collateralized fund obligation	90,418	97,481
Mortgage and real estate	5,984	119
Direct equity	143,499	126,361
Credit funds	43,108	31,589
Other alternative assets	77,444	78,839
Total other invested assets	$476,136	$421,933

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $118.3 million and $103.7 million as of December 31, 2021 and 2020, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2021	2020
	(in thousands)
Swaps:
Notional amount	$300,000	$250,000
Fair value	$(13,279)	$(1,150)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,880	$—
Fair value	$(102)	$—
Carrying value	$(102)	$—

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $36.1 million and $6.1 million as of December 31, 2021 and 2020, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $699.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2021, the Company had no amounts of collateral pledged or borrowed. As of December 31, 2021, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.1 million and $2.6 million of FHLB capital stock as of December 31, 2021 and 2020, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	13	7	$9,749	$4,188	$12,642	$3,790
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	—	1,338	—	1,740	—
(4) Preferred Stock - Fair Value	8	—	9,392	—	9,392	—
(5) Total (1+2+3+4)	22	7	$20,479	$4,188	$23,774	$3,790

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2021, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Anheuser-Busch Company, Berkshire Hathaway Inc., Amazon.com Inc., Prudential Financial Inc. and Oracle Corporation. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2021	2020	2019

Bonds	$321,875	$344,089	$369,301
Contract loans	198,128	191,145	189,004
Cash and short-term investments	913	1,253	5,173
Real estate, net of expenses	5,266	5,075	4,996
Preferred stock	3,357	3,397	6,260
Common stock	3,032	120	2,881
Mortgage loans	22,169	20,447	13,886
Other invested assets	132,901	25,037	26,030
Derivative instruments	2,335	851	443
Miscellaneous income	—	93	1,473
Amortization of IMR	16,662	12,987	12,889
Less:
Interest expense	9,086	9,086	9,912
Other investment expenses	27,130	22,004	21,049
Net investment income	$670,422	$573,404	$601,375

For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6  million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2021	2020	2019	2021	2020	2019

Bonds	$(14,226)	$(26,634)	$(7,752)	$(581)	$(4,453)	$1,373
Preferred stock	693	(7,725)	(2,202)	3,296	44	2,332
Common stock	24,850	(7,525)	2,207	(15,063)	4,584	2,936
Mortgage loans	9	(668)	(258)	—	—	—
Other invested assets	(9,897)	547	341	16,160	(8,558)	12,275
Derivative instruments	(1,944)	14,340	(255)	(102)	(191)	—
Foreign exchange	—	1	(23)	—	193	8
Miscellaneous	226	11	223	—	—	—
	(289)	(27,653)	(7,719)	3,710	(8,381)	18,924
Income tax benefit (expense)	(3,065)	(13,160)	1,139	(779)	1,760	(3,974)
Net capital gains (losses)	$(3,354)	$(40,813)	$(6,580)	$2,931	$(6,621)	$14,950

Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million, and other invested assets of $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2021	2020	2019

Proceeds from sales	$1,217,162	$1,822,763	$1,317,147
Gross gains on sales	91,173	92,417	35,144
Gross losses on sales	35,631	97,664	30,457

5.    Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was admitted as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
6.    Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

	2021	2020

Life insurance	$8,937,134	$9,032,753
Health insurance	21,224	56,192
Total life and health insurance	8,958,358	9,088,945

Annuities	896,591	972,113

Subtotal	9,854,949	10,061,058
Supplementary contracts with life contingencies	104,686	85,107
All other	—	22,099
Total before reinsurance ceded	9,959,635	10,168,264
Less: Reinsurance ceded	320,020	335,026
Reserves for future policy benefits	$9,639,615	$9,833,238

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2021 and 2020 for which the net premium exceeded the gross premium was $0.9 billion and $0.9 billion, respectively. As of December 31, 2021 and 2020, the Company carried an associated premium deficiency reserve of $4.6 million and $4.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%
Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%
Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%
Less: Reinsurance ceded	14,238	—	—	14,238
Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,446	1,446	3%
Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%
Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	692	692	—%
Total with market value adjustment or at fair value	—	—	692	692	—%
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%
Total deposit fund liabilities	402,102	—	692	402,794	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2021:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$882,353
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,686
Exhibit 7, Deposit-type contracts, line 14, column 1	402,102
Subtotal	1,389,141

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	846,591
Exhibit 3, Line 0399999, column 2	3,862
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	692
Subtotal	851,145
Combined total	$2,240,286

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—
Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2021:

Amount

Exhibit 5, Life insurance section, total (net)	$8,606,917
Exhibit 5, Accidental death benefits section, total (net)	560
Exhibit 5, Disability active lives section, total (net)	7,183
Exhibit 5, Disability disabled lives section, total (net)	16,096
Exhibit 5, Miscellaneous reserves section, total (net)	21,754
Subtotal	8,652,510

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,889,959
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,889,959
Combined total	$10,542,469

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $5.5 million and $11.7 million as of December 31, 2021 and 2020, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $65.4 million and $73.3 million at December 31, 2021 and 2020, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.1 billion as of December 31, 2021 and 2020, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2021	2020	2019

Direct premiums and annuity considerations	$365,653	$397,013	$486,745
Reinsurance assumed - non-affiliate	8,375	8,260	8,774
Reinsurance assumed - affiliate	26,752	23,260	21,353
Reinsurance ceded - non-affiliate	(104,132)	(116,744)	(141,544)
Reinsurance ceded - affiliate	(5,771)	(5,838)	(6,205)
Net premiums and annuity considerations	$290,877	$305,951	$369,123

Direct commissions and expense allowance	$4,938	$4,773	$8,788
Reinsurance assumed - non-affiliate	314	301	244
Reinsurance assumed - affiliate	5,052	1,722	4,123
Reinsurance ceded - non-affiliate	(4,905)	(5,296)	(5,337)
Reinsurance ceded - affiliate	(8,912)	(8,399)	(7,903)
Net commissions and expense allowance	$(3,513)	$(6,899)	$(85)

Direct policy and contract claims incurred	$654,724	$756,698	$684,718
Reinsurance assumed - non-affiliate	30,373	49,865	36,408
Reinsurance assumed - affiliate	29,565	17,903	28,960
Reinsurance ceded - non affiliate	(176,944)	(230,480)	(223,694)
Reinsurance ceded - affiliate	(23,340)	(35,060)	(26,286)
Net policy and contract claims incurred	$514,378	$558,926	$500,106

Direct policy and contract claims payable	$159,897	$149,775
Reinsurance assumed - non-affiliate	44,943	62,705
Reinsurance assumed - affiliate	727	895
Reinsurance ceded - non-affiliate	(22,452)	(19,768)
Net policy and contract claims payable	$183,115	$193,607

Direct life insurance in force	$33,324,834	$35,394,728
Reinsurance assumed	3,033,651	2,989,602
Reinsurance ceded	(13,695,599)	(14,995,504)
Net insurance in force	$22,662,886	$23,388,826

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $14.0 million, $23.7 million and $16.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $0.8 million and $1.0 million in 2021, 2020 and 2019, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.1 million as of December 31, 2021, payable as follows: 2022 - $0.4 million; 2023 - $0.5 million; 2024 - $0.2 million; 2025 - $0.0 million and 2026 - $0.0 million.

8.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2021 and 2020 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2021 and 2020 was $34.2 million and $32.3 million, respectively. Depreciation for the year ended December 31, 2021, 2020 and 2019 was $1.9 million. $2.1 million and $3.0 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $1.9 million as of December 31, 2021 and 2020, respectively.

9.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2021 and 2020 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2021 and 2020 was $4.8 million and $4.7 million, respectively. Depreciation for the years ended December 31, 2021, 2020 and 2019 was $0.1 million, $0.1 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.2 million and $0.3 million as of December 31, 2021 and 2020, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
10.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093
Total	$64,656	$63,697

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$518	$518
Ordinary renewal	63,051	62,288
Total	$63,569	$62,806

11.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $2,771.2 million and $2,616.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $3.6 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.4 million, $0.2 million, $0.2 million, $0.6 million and $0.6 million for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. The general account paid $0.5 million, $0.5 million, $0.2 million, $0.6 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,740.0 million and $2,582.0 million as of December 31, 2021 and 2020, respectively. Separate account premiums and other considerations received were $51.8 million, $56.2 million and $77.7 million for the years ended December 31, 2021 and 2020, and 2019 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $202.6 million, $177.5 million and $186.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2021	2020	2019

Transfers to separate accounts	$51,813	$56,232	$77,727
Transfers from separate accounts	(246,142)	(215,831)	(243,367)
Other	(916)	78	(287)
Net transfers from separate account	(195,245)	(159,521)	(165,927)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(195,245)	$(159,521)	$(165,927)

12.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$163,060	$7,622	$170,682	$165,585	$8,173	$173,758	$(2,525)	$(551)	$(3,076)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	163,060	7,622	170,682	165,585	8,173	173,758	(2,525)	(551)	(3,076)
Less: Deferred tax assets non-admitted	52,180	—	52,180	57,250	8,068	65,318	(5,070)	(8,068)	(13,138)
Subtotal net admitted deferred tax assets	110,880	7,622	118,502	108,335	105	108,440	2,545	7,517	10,062
Less: Deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Net deferred tax assets	$57,828	$(11,034)	$46,794	$38,523	$—	$38,523	$19,305	$(11,034)	$8,271

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	49,438	XXX	XXX	51,606	XXX	XXX	(2,168)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Deferred tax assets admitted as the result of application of SSAP 101	$110,880	$7,622	$118,502	$108,335	$105	$108,440	$2,545	$7,517	$10,062

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	726%	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$329,584	$256,817

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$163,060	$7,622	$165,585	$8,173	$(2,525)	$(551)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$110,880	$7,622	$108,335	$105	$2,545	$7,517
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
Current income tax:
Federal	$20,500	$(38,902)	$59,402
Subtotal	20,500	(38,902)	59,402
Federal income tax on net capital gains	3,066	13,160	(10,094)
Federal and foreign income tax expense (benefit) incurred	$23,566	$(25,742)	$49,308

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,664	$48,375	$(1,711)
Investments	58,174	54,586	3,588
Deferred acquisition costs	27,471	29,354	(1,883)
Policyholder dividends accrual	19,868	22,061	(2,193)
Fixed assets	1,489	—	1,489
Compensation and benefits accrual	3,878	3,841	37
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,516	7,368	(1,852)
Subtotal	163,060	165,585	(2,525)
Non-admitted	52,180	57,250	(5,070)
Admitted ordinary deferred tax assets	$110,880	$108,335	$2,545

Capital:
Investments	$6,759	$5,889	$870
Other (including items <5% of total capital tax assets)	863	2,284	(1,421)
Subtotal	7,622	8,173	(551)
Admitted capital deferred tax assets	7,622	105	7,517
Admitted deferred tax assets	$118,502	$108,440	$10,062

Deferred tax liabilities:
Ordinary:
Investments	$25,471	$40,035	$(14,564)
Fixed assets	2,447	2,663	(216)
Compensation	5,543	—	5,543
Policyholder reserves	19,442	21,444	(2,002)
Other (including items <5% of total ordinary tax liabilities)	149	5,670	(5,521)
Subtotal	53,052	69,812	(16,760)

Capital:
Investments	18,656	—	18,656
Other (including items <5% of total ordinary tax liabilities)	—	105	(105)
Subtotal	18,656	105	18,551
Deferred tax liabilities	71,708	69,917	1,791
Net admitted deferred tax assets (liabilities)	$46,794	$38,523	$8,271

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Tax exempt interest	—	—	—%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Meals and entertainment	—	—	—%
Non-deductible expenses	—	—	—%
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Compensation benefit	—	—	—%
Rate change	—	—	—%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2021	2020

The Company had net operating loss carryforwards of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	—

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for 2018 and 2019 tax years. Under the terms of the tax allocation agreement, NNY received a current tax benefit related to its 2020 tax year return.

The Company had no net operating losses as of December 31, 2021.

The Company has no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2021 or 2020.

The Company’s U.S. federal income tax return for years 2017 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2021 and 2020. As of December 31, 2021, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2021:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2021 and 2020. Accordingly, the BEAT liability was $0 for the years ended December 31, 2021 and 2020.

	2021	2020
Gross AMT credit recognized as:
Current year recoverable	$—	$1,135,752
Deferred tax asset	—	—
Beginning balance of AMT credit carryforward	—	1,135,752
Amounts recovered	—	1,135,752
Ending balance of AMT credit	$—	$—
Reporting entity ending balance	$—	$—

13.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $94.9 million, $97.9 million and $93.1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts payable to NCNY were $2.1 million and $3.9 million as of December 31, 2021 and 2020, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $3.2 million, $2.9 million and $3.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $3.6 million, $4.3 million and $44.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commissions paid by the Company on behalf of NLA were $87.8 million, $74.9 million and $28.2 million for the years ended December 31, 2021, 2020 and 2019. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $22.5 million, $17.8 million and $17.2 million as of December 31, 2021, 2020 and 2019, respectively. Amounts payable to NAMCO were $0.3 million and $0 for the years ended December 31, 2021 and 2020, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd.,and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $96.7 million par with a fair value of $61.1 million and $114.3 million par with a fair value of $63.2 million at December 31, 2021 and 2020, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $49.2 million and $23.3 million at December 31, 2021 and 2020, respectively, and a fair value of $36.4 million and $13.6 million at December 31, 2021 and 2020, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $12.4 million and $13.1 million at December 31, 2021 and 2020, respectively, and a fair value of $12.5 million and $13.4 million at December 31, 2021 and 2020, respectively, and recognized $0.9 million and $1.1 million of net investment income for the years ended December 31, 2021 and 2020, respectively. The Company’s equity investment in Nassau CFO was $90.4 million and $97.0 million at December 31, 2021 and 2020, respectively, and the Company recorded net investment income from Nassau CFO of $97.1 million and $20.1 million for the years ended December 31, 2021 and 2020, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $9.8 million and a remaining commitment of $10.7 million as of December 31, 2021.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the year ended December 31, 2019, FLIAC incurred approximately $4.5 million for these services. FLIAC paid a former affiliate $7.4 million during 2019 for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2021, no amounts were overdue.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
14.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209
Subtotal	—	28,936	84,308	113,244

Derivative assets	—	—	—	—
Separate account assets	2,767,518	3,714	—	2,771,232
Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380
Total liabilities at fair value	$—	$13,380	$—	$13,380
———————
[1]Includes $2,142 Class A Membership FHLB common stock.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178
———————
[1]Includes $2,648 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2021	2020
Level 3 Assets:
Balance, beginning of period	$73,254	$68,806
Purchases	21,544	15,653
Sales	(37,718)	(22,148)
Settlements	—	(4,192)
Transfers into Level 3	38,998	23,719
Transfers out of Level 3	(3,586)	(7,609)
Realized gains (losses)	13,404	(2,915)
Unrealized gains (losses)	(21,588)	1,940
Balance, end of period	$84,308	$73,254

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2021 and 2020 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2021 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2020 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2021 and 2020.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—
Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2021 and 2020, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2021 and 2020 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$171.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$171.6		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

16.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
17.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2021, the Company had unfunded commitments of $118.3 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2021, the Company had open commitments of $42.8 million.

18.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2021 and 2020, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2021	2020	2021	2020

Swaps	$300,000	$250,000	$—	$—
Total	$300,000	$250,000	$—	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2021 and 2020, the Company posted $26.3 million and $13.7 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2021 and 2020 were $2.5 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)

20.    The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC

Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2021 and through April 1, 2022, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061
Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209
Nonredeemable preferred stock	—	—	—
Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242
Total cash and invested assets	$10,739,781		$10,728,930
———————
[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020    (continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
———————
[1] Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2021:
Insurance Segment	$10,137,084	$183,115	$290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	$369,123	$601,375	$600,094	$147,152

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2021	$33,324,834	$13,695,599	$3,033,651	$22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%

Life insurance premiums:
2021	$365,653	$109,903	$35,127	$290,877	12%
2020	397,013	122,582	31,520	305,951	10%
2019	486,745	147,749	30,127	369,123	8%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE

INSURANCE SEPARATE ACCOUNT

B

December 31, 2021

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations
Assets:

Investments at fair value	$3,693,216	$44,192,344	$359,010,764	$184,140,544

Total assets	$3,693,216	$44,192,344	$359,010,764	$184,140,544

Liabilities:
Payable to Nassau Life Insurance Company	$25,145	$300,883	$2,444,317	$1,253,715

Total net assets	$3,668,071	$43,891,461	$356,566,447	$182,886,829

Units outstanding	206,882	651,799	2,136,728	1,221,394

Investment shares held	3,693,216	6,894,292	10,621,626	5,047,707
Investments at cost	$3,693,216	$46,211,591	$317,151,826	$133,213,112

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$20.039	166,036	$78.574	543,183	$193.884	1,814,376	$180.075	994,571
ISP 10 Express	$8.960	40,846	$13.922	108,616	$22.436	322,352	$22.234	226,823

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond
Assets:
Investments at fair value	$104,515,168	$57,367,390	$16,739,199	$7,063,680

Total assets	$104,515,168	$57,367,390	$16,739,199	$7,063,680

Liabilities:
Payable to Nassau Life Insurance Company	$711,589	$390,586	$113,970	$48,094

Total net assets	$103,803,579	$56,976,804	$16,625,229	$7,015,586

Units outstanding	1,436,575	1,367,683	413,477	695,314

Investment shares held	5,259,951	2,177,966	1,549,941	745,915
Investments at cost	$93,791,263	$25,844,310	$16,593,977	$7,006,680

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$79.410	1,285,371	$42.068	1,288,992	$44.703	359,577	$10.184	672,279
ISP 10 Express	$16.165	151,204	$39.928	78,691	$12.341	53,900	$9.439	23,035

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income
Assets:
Investments at fair value	$21,124,358	$7,726,261	$59,855,299

Total assets	$21,124,358	$7,726,261	$59,855,299

Liabilities:
Payable to Nassau Life Insurance Company	$143,825	$52,604	$407,523

Total net assets	$20,980,533	$7,673,657	$59,447,776

Units outstanding	797,965	444,942	1,017,302

Investment shares held	1,031,466	540,676	3,093,296
Investments at cost	$15,578,585	$6,634,922	$46,986,455

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$27.312	517,734	$17.785	324,683	$61.657	945,327
ISP 10 Express	$24.923	280,231	$16.230	120,259	$21.807	71,975

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations
Income:
Dividends	$159	$2,256,228	$6,126,452	$1,501,887
Expenses:
Mortality and administrative expenses	22,516	235,630	1,759,233	906,304

Net investment income (loss)	(22,357)	2,020,598	4,367,219	595,583

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(131,623)	906,808	2,284,948
Realized gain distributions	-	-	-	-

Realized gain (loss)	-	(131,623)	906,808	2,284,948

Change in unrealized appreciation (depreciation) during the year	( - )	(9,184)	60,395,428	45,209,941

Net increase (decrease) in net assets from operations	$(22,357)	$1,879,791	$65,669,455	$48,090,472

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond
Income:
Dividends	$1,013,923	$15,165	$504,284	$152,809
Expenses:
Mortality and administrative expenses	552,450	281,167	90,589	37,909

Net investment income (loss)	461,473	(266,002)	413,695	114,900

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	534,582	1,601,803	11,141	13,358
Realized gain distributions	2,149,305	2,133,857	537,010	-

Realized gain (loss)	2,683,887	3,735,660	548,151	13,358

Change in unrealized appreciation (depreciation) during the year	3,299,390	12,881,391	(1,172,560)	(214,726)

Net increase (decrease) in net assets from operations	$6,444,750	$16,351,049	$(210,714)	$(86,468)

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income
Income:
Dividends	$231,975	$161,186	$996,005
Expenses:
Mortality and administrative expenses	162,955	53,842	296,843

Net investment income (loss)	69,020	107,344	699,162

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	248,071	48,184	510,355
Realized gain distributions	311,309	-	-

Realized gain (loss)	559,380	48,184	510,355

Change in unrealized appreciation (depreciation) during the year	3,181,820	883,297	9,725,121

Net increase (decrease) in net assets from operations	$3,810,220	$1,038,825	$10,934,638

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(22,357)	$(11,122)	$2,020,598	$2,221,826
Realized gain distributions	-	-	-	-
Realized gains (losses)	-	-	(131,623)	(285,225)
Unrealized appreciation (depreciation) during the year	-	-	(9,184)	1,081,383

Net increase (decrease) in net assets from operations	(22,357)	(11,122)	1,879,791	3,017,984

Contract transactions:
Net insurance premiums from contract owners	270,131	88,817	745,217	813,607
Transfers between sub-accounts	141,120	566,959	530,645	(12,570)
Transfers for contract benefits and terminations	(645,975)	(689,398)	(2,682,135)	(2,091,154)
Contract maintenance charges	(70,999)	(66,518)	(584,138)	(682,677)
Transfers upon closing of sub-accounts	-	1,703,535	-	-

Net increase (decrease) in net assets resulting from contract transactions	(305,723)	1,603,395	(1,990,411)	(1,972,794)

Total increase (decrease) in net assets	(328,080)	1,592,273	(110,620)	1,045,190

Net assets at beginning of period	3,996,151	2,403,878	44,002,081	42,956,891

Net assets at end of period	$3,668,071	$3,996,151	$43,891,461	$44,002,081

	Delaware VIP Growth & Income		Delaware VIP Special Situations
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,367,219	$4,158,702	$595,583	$1,388,962
Realized gain distributions	-	82,385,730	-	10,962,211
Realized gains (losses)	906,808	(1,251,702)	2,284,948	(559,100)
Unrealized appreciation (depreciation) during the year	60,395,428	(90,033,106)	45,209,941	(16,044,526)

Net increase (decrease) in net assets from operations	65,669,455	(4,740,376)	48,090,472	(4,252,453)

Contract transactions:
Net insurance premiums from contract owners	3,176,480	3,642,878	2,181,342	2,520,765
Transfers between sub-accounts	(1,147,175)	(855,783)	(1,755,523)	(276,930)
Transfers for contract benefits and terminations	(16,475,669)	(12,452,360)	(8,717,209)	(5,532,693)
Contract maintenance charges	(3,921,923)	(3,856,576)	(2,002,719)	(1,660,408)
Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(18,368,287)	(13,521,841)	(10,294,109)	(4,949,266)

Total increase (decrease) in net assets	47,301,168	(18,262,217)	37,796,363	(9,201,719)

Net assets at beginning of period	309,265,280	327,527,497	145,090,465	154,292,184

Net assets at end of period	$356,566,448	$309,265,280	$182,886,828	$145,090,465

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Delaware VIP International		Delaware VIP Growth Equity
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$461,473	$(479,001)	$(266,002)	$(53,519)
Realized gain distributions	2,149,305	24,107,310	2,133,857	2,215,590
Realized gains (losses)	534,582	241,039	1,601,803	702,155
Unrealized appreciation (depreciation) during the year	3,299,390	(17,756,787)	12,881,391	6,825,790

Net increase (decrease) in net assets from operations	6,444,750	6,112,561	16,351,049	9,690,016

Contract transactions:
Net insurance premiums from contract owners	1,344,568	1,530,725	1,338,513	1,425,802
Transfers between sub-accounts	795,823	(435,499)	101,583	220,398
Transfers for contract benefits and terminations	(5,254,425)	(4,064,627)	(3,053,336)	(2,183,507)
Contract maintenance charges	(1,109,103)	(1,280,698)	(611,740)	(547,130)
Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(4,223,137)	(4,250,099)	(2,224,980)	(1,084,437)

Total increase (decrease) in net assets	2,221,613	1,862,462	14,126,069	8,605,579

Net assets at beginning of period	101,581,966	99,719,504	42,850,737	34,245,158

Net assets at end of period	$103,803,579	$101,581,966	$56,976,806	$42,850,737

	Delaware VIP Investment Grade		Delaware VIP Limited Duration Bond
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$413,695	$491,883	$114,900	$157,191
Realized gain distributions	537,010	352,073	-	-
Realized gains (losses)	11,141	21,483	13,358	18,296
Unrealized appreciation (depreciation) during the year	(1,172,560)	872,216	(214,726)	5,052

Net increase (decrease) in net assets from operations	(210,714)	1,737,655	(86,468)	180,539

Contract transactions:
Net insurance premiums from contract owners	473,295	493,578	204,366	236,401
Transfers between sub-accounts	587,450	265,196	548,018	394,270
Transfers for contract benefits and terminations	(1,025,098)	(1,007,777)	(668,420)	(359,903)
Contract maintenance charges	(219,943)	(270,956)	(103,679)	(118,421)
Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(184,296)	(519,959)	(19,715)	152,347

Total increase (decrease) in net assets	(395,010)	1,217,696	(106,183)	332,886

Net assets at beginning of period	17,020,241	15,802,545	7,121,768	6,788,882

Net assets at end of period	$16,625,231	$17,020,241	$7,015,585	$7,121,768

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Delaware VIP Opportunity		Delaware VIP Total Return
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$69,020	$(20,425)	$107,344	$76,806

Realized gain distributions	311,309	2,232,280	-	543,734

Realized gains (losses)	248,071	21,868	48,184	(7,964)

Unrealized appreciation (depreciation) during the year	3,181,820	(470,811)	883,297	(553,149)

Net increase (decrease) in net assets from operations	3,810,220	1,762,912	1,038,825	59,427

Contract transactions:

Net insurance premiums from contract owners	2,157,606	2,329,746	689,175	744,941

Transfers between sub-accounts	1,099	(38,823)	135,815	420,725

Transfers for contract benefits and terminations	(1,779,793)	(1,287,798)	(584,618)	(546,898)

Contract maintenance charges	(347,710)	(346,738)	(148,430)	(151,756)

Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	31,202	656,387	91,942	467,012

Total increase (decrease) in net assets	3,841,422	2,419,299	1,130,767	526,439

Net assets at beginning of period	17,139,112	14,719,813	6,542,891	6,016,452

Net assets at end of period	$20,980,534	$17,139,112	$7,673,658	$6,542,891

	Delaware VIP Equity Income
	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$699,162	$904,403

Realized gain distributions	-	10,586,193

Realized gains (losses)	510,355	91,621

Unrealized appreciation (depreciation) during the year	9,725,121	(12,218,579)

Net increase (decrease) in net assets from operations	10,934,638	(636,362)

Contract transactions:

Net insurance premiums from contract owners	847,060	914,220

Transfers between sub-accounts	62,115	7,822

Transfers for contract benefits and terminations	(3,096,191)	(2,184,942)

Contract maintenance charges	(666,223)	(650,385)

Transfers upon closing of sub-accounts	-	-

Net increase (decrease) in net assets resulting from contract transactions	(2,853,239)	(1,913,285)

Total increase (decrease) in net assets	8,081,399	(2,549,647)

Net assets at beginning of period	51,366,377	53,916,024

Net assets at end of period	$59,447,776	$51,366,377

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Organization

First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY.

Separate Account B was established by Foresters Life Insurance and Annuity Company (“FLIAC”) and operates in accordance with the regulations of the New York State Department of Financial Services (the “NYDFS”). On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of FLIAC from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement.

Separate Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account B currently consists of 11 investment options (also known as “sub-accounts”) that invest in shares of underlying mutual funds (“Funds”). Until October 4, 2019, the assets of Separate Account B were used to purchase shares of First Investors Life Series Funds, an open-end diversified management investment company registered under the 1940 Act. On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company (“FIMCO”), an affiliate of FLIAC, reorganized into a substantially similar series of the Delaware VIP Trust, managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

NNY offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers six premium payment periods: a 12-year option (Insured Series Policy or “ISP”), a 10-year option (ISP Choice 10), a 15-year option (ISP Choice 15), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life), collectively, ISP Choice. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express. New policies of ISP, ISP Choice 10, ISP10 Express, ISP Choice 20 and ISP Choice 65 are no longer available for sale. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the Goldman Sachs VIT Government Money Market Fund and the following underlying Delaware VIP Fund Series portfolios: Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income.

On December 4, 2020 shares of the Delaware VIP Government Cash Management Series, the underlying portfolio for the Government Cash Management sub-account, were exchanged for shares of the Goldman Sachs VIT Government Money Market Fund with the same aggregate net asset value, and the sub-account name was changed to Goldman Sachs VIT Government Money Market. The Covered Call Strategy sub-account was closed on December 11, 2020. Shares of the Covered Call Strategy sub-account were exchanged for shares of the Goldman Sachs VIT Government Money Market sub-account with the same aggregate net asset value on the closing date.

NNY and Separate Account B are subject to regulation by the NYDFS and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other assets and liabilities and are legally insulated and not subject to claims against NNY’s general account assets.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 2—Significant Accounting Policies

A.     Basis of Presentation

The financial statements of Separate Account A are presented in conformity with U.S. generally accepted accounting principles (“GAAP”) based on guidance in Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

B.     Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account B is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The three levels of inputs within this hierarchy are described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

•

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. Separate Account A adopted the provisions of this guidance for its fiscal year beginning January 1, 2020 and adoption did not have an impact on the financial position, results of operations or changes in net assets of Separate Account B.

C.     Investment income

Investment income consists of dividends declared by the Fund and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Fund is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

D.     Federal Income taxes

NNY is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of Separate Account B are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to U.S. federal income tax examination by tax authorities for years before 2016. Separate Account B is not taxed as a regulated investment company under Subchapter M of the Code. Under current provision of the Code, NNY does not expect to incur federal income taxes on the earnings of Separate Account B to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made to Separate Account B for federal income taxes. NNY will periodically review the tax liability of Separate Account B in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against Separate Account B.

E.     Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 2—Significant Accounting Policies (Continued)

matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates. Significant estimates used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Financial Statements.

F.     Subsequent Events

Management has evaluated subsequent events from the balance sheet date through April 6, 2022, the date that the financial statements were available to be issued.

G.     Investments

Shares of the Fund held by the sub-account of Separate Account B are valued at net asset value (“NAV”) per share of the Fund, which values the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Fund’s redemption and sufficient transaction volumes exists. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

Note 3—Investments

At December 31, 2021, investments in Funds in which the sub-accounts of Separate Account B invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2021.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows

Investment Option	Purchases	Sales

Goldman Sachs VIT Government Money Market	$575,402	$933,289

Delaware VIP Fund for Income	2,480,905	2,529,446

Delaware VIP Growth & Income	6,163,974	20,042,735

Delaware VIP Special Situations	1,537,619	11,102,823

Delaware VIP International	3,395,627	5,108,583

Delaware VIP Growth Equity	2,868,510	3,222,955

Delaware VIP Investment Grade	1,451,512	743,448

Delaware VIP Limited Duration Bond	724,560	633,525

Delaware VIP Opportunity	1,523,206	1,097,637

Delaware VIP Total Return	721,691	518,923

Delaware VIP Equity Income	1,141,935	3,322,892

Note 4—Changes in Units

The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2021 and 2020 were as follow:

	For the period ended December 31, 2021			For the period ended December 31, 2020

ISP and ISP Choice	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)
Goldman Sachs VIT Government Money Market	25,861	(44,687)	(18,826)	127,766	(58,767)	68,999
Delaware VIP Fund for Income	2,680	(31,484)	(28,804)	3,503	(32,597)	(29,094)
Delaware VIP Growth & Income	427	(104,014)	(103,587)	1,608	(100,977)	(99,369)
Delaware VIP Special Situations	560	(62,341)	(61,781)	4,317	(50,610)	(46,293)
Delaware VIP International	3,014	(60,395)	(57,381)	2,278	(68,688)	(66,410)

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 4—Changes in Units (Continued)

	For the period ended December 31, 2021			For the period ended December 31, 2020

ISP and ISP Choice	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)

Delaware VIP Growth Equity	21,620	(83,247)	(61,627)	31,518	(78,601)	(47,083)
Delaware VIP Investment Grade	8,812	(15,564)	(6,752)	10,885	(24,418)	(13,533)
Delaware VIP Limited Duration Bond	55,643	(57,334)	(1,691)	59,507	(50,445)	9,062
Delaware VIP Opportunity	29,016	(37,918)	(8,902)	49,470	(35,999)	13,471
Delaware VIP Total Return	25,271	(30,144)	(4,873)	47,172	(28,619)	18,553
Delaware VIP Equity Income	2,814	(54,570)	(51,756)	4,895	(49,768)	(44,873)

The changes in units outstanding for ISP10 Express for the years ended December 31, 2021 and 2020 were as follows:

	For the period ended December 31, 2021			For the period ended December 31, 2020

ISP 10 Express	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)
Goldman Sachs VIT Government Money Market	10,912	(5,977)	4,935	28,515	(2,274)	26,241
Delaware VIP Fund for Income	19,807	(7,231)	12,576	15,196	(10,074)	5,122
Delaware VIP Growth & Income	30,498	(9,272)	21,226	46,232	(5,761)	40,471
Delaware VIP Special Situations	16,853	(15,042)	1,811	49,117	(7,272)	41,845
Delaware VIP International	22,785	(5,853)	16,932	20,126	(5,429)	14,697
Delaware VIP Growth Equity	8,336	(5,263)	3,073	9,419	(3,971)	5,448
Delaware VIP Investment Grade	11,387	(4,491)	6,896	8,473	(4,137)	4,336
Delaware VIP Limited Duration Bond	4,811	(924)	3,887	4,311	(2,167)	2,144
Delaware VIP Opportunity	23,112	(10,874)	12,238	41,634	(9,256)	32,378
Delaware VIP Total Return	17,662	(5,184)	12,478	20,447	(3,931)	16,516
Delaware VIP Equity Income	8,968	(2,787)	6,181	13,644	(3,314)	10,330

Note 5—Financial Highlights

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Goldman Sachs VIT Government Money Market

2021	166	20.039	3,327	0.01%	0.50%	(0.49)%

2020	185	20.139	3,669	0.17%	0.50%	(0.33)%

2019	116	20.205	2,315	1.07%	0.50%	0.85%

2018	96	20.036	1,874	1.23%	0.50%	0.74%

2017	89	19.889	1,759	0.26%	0.50%	(0.24)%

Delaware VIP Fund for Income

2021	543	78.574	42,680	5.09%	0.50%	4.36%

2020	572	75.295	42,708	5.82%	0.50%	7.41%

2019	601	70.101	41,805	5.35%	0.50%	12.22%

2018	634	62.469	39,274	5.24%	0.50%	(3.07)%

2017	661	64.445	42,250	5.03%	0.50%	6.29%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Delaware VIP Growth & Income

2021	1,814	193.884	351,779	1.80%	0.50%	21.59%

2020	1,918	159.458	303,652	2.00%	0.50%	(0.96)%

2019	2,017	161.001	322,571	1.57%	0.50%	24.97%

2018	2,119	128.828	270,797	1.41%	0.50%	(10.61)%

2017	2,211	144.127	316,730	1.51%	0.50%	17.69%

Delaware VIP Special Situations

2021	995	180.075	179,097	0.87%	0.50%	33.62%

2020	1,056	134.771	141,308	1.67%	0.50%	(2.34)%

2019	1,103	137.998	151,107	0.70%	0.50%	19.76%

2018	1,152	115.231	131,694	0.47%	0.50%	(17.01)%

2017	1,195	138.850	164,966	0.90%	0.50%	17.68%

Delaware VIP International

2021	1,285	79.410	102,071	0.96%	0.50%	6.33%

2020	1,343	74.681	99,520	0.00%	0.50%	6.63%

2019	1,409	70.040	97,980	0.77%	0.50%	24.29%

2018	1,475	56.355	82,490	0.82%	0.50%	(12.60)%

2017	1,512	64.475	96,919	1.05%	0.50%	32.30%

Delaware VIP Growth Equity

2021	1,289	42.068	54,226	0.03%	0.50%	38.54%

2020	1,351	30.366	40,649	0.40%	0.50%	28.85%

2019	1,398	23.567	32,643	0.30%	0.50%	23.73%

2018	1,398	19.047	26,383	0.33%	0.50%	(4.27)%

2017	1,385	19.896	27,358	0.49%	0.50%	32.14%

Delaware VIP Investment Grade

2021	360	44.703	16,074	2.99%	0.50%	(1.22)%

2020	366	45.253	16,427	3.56%	0.50%	11.35%

2019	380	40.640	15,314	3.71%	0.50%	12.06%

2018	392	36.266	14,051	3.82%	0.50%	(2.51)%

2017	393	37.201	14,513	3.83%	0.50%	4.20%

Delaware VIP Limited Duration Bond

2021	672	10.184	6,846	2.12%	0.50%	(1.17)%

2020	674	10.305	6,937	2.79%	0.50%	3.27%

2019	665	9.978	6,629	0.63%	0.50%	3.57%

2018	682	9.634	6,556	1.15%	0.50%	(0.71)%

2017	40	9.703	386	1.55%	0.50%	0.75%

Delaware VIP Opportunity

2021	518	27.312	14,140	1.18%	0.50%	22.51%

2020	527	22.293	11,632	0.66%	0.50%	10.25%

2019	513	20.221	10,283	1.18%	0.50%	29.46%

2018	472	15.619	7,364	0.50%	0.50%	(15.80)%

2017	401	18.551	7,425	0.58%	0.50%	18.41%

Delaware VIP Total Return

2021	325	17.785	5,775	2.24%	0.50%	15.78%

2020	330	15.361	5,017	2.09%	0.50%	0.40%

2019	311	15.299	4,716	1.86%	0.50%	18.29%

2018	297	12.933	3,825	1.56%	0.50%	(8.11)%

2017	225	14.075	3,160	1.51%	0.50%	11.19%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Equity Income

2021	945	61.657	58,286	1.75%	0.50%	21.59%

2020	997	50.709	50,174	2.47%	0.50%	(0.82)%

2019	1,042	51.130	52,892	2.95%	0.50%	22.10%

2018	1,078	41.876	44,711	1.84%	0.50%	(8.87)%

2017	1,112	45.953	50,732	1.86%	0.50%	14.94%

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Goldman Sachs VIT Government Money Market

2021	41	8.960	366	0.01%	1.50%	(1.49)%

2020	36	9.096	327	0.14%	1.50%	(1.34)%

2019	10	9.219	89	1.10%	1.50%	(0.17)%

2018	8	9.235	75	1.44%	1.50%	(0.28)%

2017	2	9.261	17	0.29%	1.50%	(1.24)%

Delaware VIP Fund for Income

2021	109	13.922	1,512	4.99%	1.50%	3.31%

2020	96	13.476	1,294	5.63%	1.50%	6.32%

2019	91	12.674	1,152	4.97%	1.50%	11.09%

2018	79	11.409	899	4.82%	1.50%	(4.04)%

2017	66	11.890	784	4.42%	1.50%	5.22%

Delaware VIP Growth & Income

2021	322	22.436	7,232	1.78%	1.50%	20.37%

2020	301	18.640	5,613	1.91%	1.50%	(1.96)%

2019	261	19.012	4,956	1.46%	1.50%	23.72%

2018	222	15.368	3,405	1.29%	1.50%	(11.52)%

2017	180	17.368	3,122	1.32%	1.50%	16.50%

Delaware VIP Special Situations

2021	227	22.234	5,043	0.85%	1.50%	32.27%

2020	225	16.809	3,782	1.60%	1.50%	(3.33)%

2019	183	17.387	3,185	0.63%	1.50%	18.55%

2018	144	14.666	2,118	0.42%	1.50%	(17.85)%

2017	107	17.853	1,909	0.78%	1.50%	16.49%

Delaware VIP International

2021	151	16.165	2,444	0.95%	1.50%	5.26%

2020	134	15.357	2,062	0.00%	1.50%	5.55%

2019	120	14.550	1,740	0.72%	1.50%	23.03%

2018	103	11.826	1,215	0.74%	1.50%	(13.48)%

2017	79	13.668	1,076	0.98%	1.50%	30.97%

Delaware VIP Growth Equity

2021	79	39.928	3,142	0.03%	1.50%	37.15%

2020	76	29.114	2,202	0.39%	1.50%	27.55%

2019	70	22.825	1,602	0.28%	1.50%	22.49%

2018	57	18.635	1,065	0.30%	1.50%	(5.24)%

2017	43	19.664	854	0.43%	1.50%	30.81%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Delaware VIP Investment Grade

2021	54	12.341	665	2.95%	1.50%	(2.21)%

2020	47	12.620	593	3.40%	1.50%	10.23%

2019	43	11.449	489	3.50%	1.50%	10.93%

2018	37	10.321	387	3.53%	1.50%	(3.50)%

2017	31	10.695	328	3.41%	1.50%	3.15%

Delaware VIP Limited Duration Bond

2021	23	9.439	217	2.06%	1.50%	(2.17)%

2020	19	9.648	185	2.70%	1.50%	2.23%

2019	17	9.437	160	0.58%	1.50%	2.53%

2018	14	9.205	128	1.70%	1.50%	(1.72)%

2017	2	9.365	16	1.23%	1.50%	(0.26)%

Delaware VIP Opportunity

2021	280	24.923	6,984	1.15%	1.50%	21.28%

2020	268	20.550	5,507	0.65%	1.50%	9.13%

2019	236	18.830	4,437	1.15%	1.50%	28.16%

2018	194	14.693	2,857	0.48%	1.50%	(16.65)%

2017	145	17.628	2,560	0.54%	1.50%	17.22%

Delaware VIP Total Return

2021	120	16.230	1,952	2.17%	1.50%	14.62%

2020	108	14.159	1,526	2.00%	1.50%	(0.61)%

2019	91	14.246	1,300	1.76%	1.50%	17.10%

2018	75	12.166	914	1.49%	1.50%	(9.04)%

2017	57	13.375	758	1.34%	1.50%	10.07%

Delaware VIP Equity Income

2021	72	21.807	1,570	1.72%	1.50%	20.37%

2020	66	18.117	1,192	2.35%	1.50%	(1.83)%

2019	55	18.454	1,024	2.74%	1.50%	20.87%

2018	47	15.267	715	1.67%	1.50%	(9.79)%

2017	37	16.924	624	1.62%	1.50%	13.79%

1. These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2. These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3. These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4. These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

Note 6—Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, NNY deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. Both ISP Choice 15 and ISP Choice Whole Life will assume a charge reduction from 0.50% to 0.25% after the conclusion of the 15th and 20th year, respectively. For ISP10 Express, NNY deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each subaccount. This deduction is assessed through a reduction of unit values.

Separate Account B is also charged monthly by NNY for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured. It is assessed through the redemption of units.

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise First Investors Life Level Premium Variable life Insurance Separate Account B (collectively, the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 6, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Goldman Sachs VIT Government Money Market

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP Special Situations

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Equity Income

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2020 The Nassau Companies of New York	12-21

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)

Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Level Premium Variable Life Insurance (Separate Account B) (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]

(d)	Contracts:

(1)

Specimen of standard underwritten and non-medically underwritten Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[3]

(2)	Waiver of Premium Rider.[3]

(3)	Accidental Death Benefit Rider.[3]

(4)	Children’s Term Life Insurance Rider.[3]

(5)	Spouse’s Term Life Insurance Rider.[3]

(6)	Level Term Insurance Rider. [3]

(7)	Guaranteed Insurability Option Rider.[3]

(8)	Specimen Policy Schedule for policies issued on or after January 1, 2020.[5]

(e)	Form of application used with contracts provided in response to (d) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]

(2)	By-laws of NNY.[5]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]

(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).6

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]

(2) Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, filed herewith.

(j)	None.

(k)	Opinion and consent of counsel.[5]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Memorandum regarding procedures for which Foresters Life Insurance and Annuity Company and the Separate Account claim exemption pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940.[4]

(r)	Not applicable.

(s)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette and Leland Launer, filed herewith.

[1]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on May 19, 1997.

[2]	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File Nos. 333-149362, 811-04328) filed by the Registrant on April 28, 2011.

[3]	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File Nos. 333-149362, 811-04328) filed by the Registrant on December 29, 2017.

[4]	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-6 (File Nos. 333-149362, 811-04328) filed by the Registrant on April 26, 2018.

[5]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239738, 811-04328) filed by the Registrant on July 8, 2020.

[6]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239738, 811-04328) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Depositor

Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Product and Service Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Diana Piquette	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, Life and Annuity Product Development

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

David Monroe	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]

Nassau Financial Group L.P. (Cayman) [Contract]

Nassau Asset Management LLC (Delaware) [100%]

Nassau CorAmerica LLC (Delaware) [100%]

Nassau CorAmerica Loan Company LLC (Delaware) [100%]

Nassau CorAmerica Advisors LLC (Delaware) [100%]

Nassau Corporate Credit LLC (Delaware) [100%]

NCC CLO Manager LLC (Delaware) [100%]

NCC Management LLC (Delaware) [100%]

Nassau Private Credit LLC (Delaware) [100%]

Nassau Private Credit GP LLC (Delaware) [100%]

Nassau Private Credit Onshore Fund LP (Delaware) [Contract]

Nassau Private Credit Master Fund LP (Kentucky) [Contract]

Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]

NPC SGP LLC (Delaware) [100%]

Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]

NCC Management (UK) Ltd. (Great Britain) [100%]

Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]

Nassau Alternative Investments LLC (Delaware) [100%]

NAMCO Services LLC (Delaware) [100%]

Nassau Distribution Holdco, LLC

NSRE Saybrus Holdings, LLC (Delaware) [100%]

Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]

Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]

Nassau Re/Imagine LLC

The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]

Lynbrook Re, Inc. (Vermont) [100%]

Nassau Life Insurance Company of Kansas (Kansas) [100%]

Sunrise Re, Inc. (Vermont) [100%]

The Nassau Companies of New York (Delaware) [100%]

Nassau CLO SPV-I LLC (Delaware) [56%] (2)

Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)

Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)

Nassau Life Insurance Company [100%]

PM Holdings, Inc. (Connecticut) [100%]

Phoenix Founders, Inc. (Connecticut) [100%]

Nassau 2019 CFO LLC (Delaware) [76.73%] (5)

Nassau 2019 CFO Fund LLC (Delaware) [100%]

Foresters Financial Holding Company, Inc.(DE) [100%]

Nassau Reinsurance LLC (Delaware) [100%]

NSRE BD Holdco LLC (Delaware) [100%]

1851 Securities, Inc. (Delaware) [100%]

Nassau Cayman Brac Holding Company (Delaware). [100%]

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter

Stephen Anderson	President & CEO, Chief Compliance Officer and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Second Vice President, Treasurer and Director

Hayley Maldonado	Secretary and Director

Peter Hosner, Jr.	Chief Financial Officer

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06103.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on this 29th day of April, 2022.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Phillip Gass	President, Chief Executive Officer	April 29, 2022
Phillip Gass*	and Director

/s/ Diana Piquette	Chief Financial Officer, Vice	April 29, 2022
Diana Piquette*	President and Treasurer

/s/ David Monroe	Chief Accounting Officer	April 29, 2022
David Monroe*	and Vice President

/s/ Leanne Bell	Director	April 29, 2022
Leanne Bell*

/s/ Kevin Gregson	Director	April 29, 2022
Kevin Gregson*

/s/ Thomas Williams	Director	April 29, 2022
Thomas Williams*

/s/ Leland Launer	Director	April 29, 2022
Leland Launer*

/s/ Thomas Buckingham	Vice President, Chief Product and	April 29, 2022
Thomas Buckingham*	Service Officer and Director

/s/ Kostas Cheliotis	Vice President, General Counsel,	April 29, 2022
Kostas Cheliotis	Secretary and Director

*By: /s/ Kostas Cheliotis
Kostas Cheliotis (Attorney-in-Fact pursuant to powers of attorney filed herewith)
Date: April 29, 2022

INDEX OF EXHIBITS

Exhibit Number	Description

(i)(2)	Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon

(n)	Consents of Independent Registered Public Accounting Firm

(s)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette and Leland Launer